UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22975

AllianzGI Institutional Multi-

Series Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Report to Shareholders

AllianzGI Institutional Multi-Series Trust

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolios’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Portfolio electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Portfolio at any time. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex.

Portfolio Summaries	2-7

Important Information	8-9

Schedules of Investments	10-27

Statements of Assets and Liabilities	28

Statements of Operations	29

Statements of Changes in Net Assets	30-31

Financial Highlights	32-33

Notes to Financial Statements	34-47

Report of Independent Registered Public Accounting Firm	48

Federal Tax Information	49

Matters Relating to the Trustees’ Consideration of the Investment
Management Agreements	50-54

Changes to the Board of Trustees/Liquidity Risk Management Program	55

Privacy Policy	56-58

Board of Trustees and Officers	59-61

AllianzGI Best Styles Global Managed Volatility Portfolio*

(unaudited)

For the period of October 1, 2019 through September 30, 2020, as provided by Christian McCormick, Senior Product Specialist.

Portfolio Insights

For the twelve-month period ended September 30, 2020, the AllianzGI Best Styles Global Managed Volatility Portfolio (the “Portfolio”) returned 0.41%, outperforming the MSCI ACWI Minimum Volatility Index (the “benchmark”), which returned -0.64%.

Market Overview

Global equities rallied over the third quarter of 2020, buoyed by positive trial results for potential COVID-19 vaccines, further stimulus measures and hopes that the global economy may be over the worst of its pandemic-induced recession. However, after recording their strongest August returns since 1986, stock markets weakened throughout September 2020, undermined by political wrangling in the US over the size of further fiscal stimulus and concerns over a potentially destabilising US presidential election. A surge in new coronavirus infections in Europe further weighed on sentiment. In general, emerging markets outperformed developed markets, helped by a weaker tone to the US dollar.

Portfolio Review

The Best Styles strategies implement a well-diversified blend of the five long-term successful investment styles value, momentum, earnings revisions, growth and quality. Over the trailing twelve months, the style Value underperformed globally, driven primarily by significant underperformance in the US market. The trend following styles of Momentum and Revisions did outperform, along with Growth, which had the strongest performance of the trend following styles. Quality also performed well. From a capitalization perspective, small cap stocks underperformed mega cap and large cap stocks, which was an overall head wind to the strategy.

The Portfolio has only moderate leeway for sector and regional allocation with a maximum deviation of 3% vs. the benchmark for active weightings. There was a significant negative contribution from our underweight to materials, despite is small size, mainly due to not holding gold mining related stocks, which performed very well during the period. Outside of the materials sector, attribution from a country and sector perspective was benign.

Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past twelve months. Stock selection in the information technology was the largest contributor and materials was the largest detractor. In fact, despite an aggregate underweight of only 3.3%, four gold mining stocks alone detracted -163 basis points from relative performance.

Outlook

The coronavirus has caused a global demand and supply shock. The recession started in the first quarter of 2020 and gross domestic product collapsed in the second quarter of 2020. In response to this crisis, governments and central banks all over the world have enacted fiscal and monetary stimulus measures to counteract the disruption caused by the coronavirus. We believe that the third quarter of 2020 will probably see a V-shaped recovery. Due to the continued spread of the coronavirus, however, the outlook for the fought quarter of 2020 and 2021 is getting cloudier. The back-to-normal process will take some time.

* Effective on November 20, 2020, the AllianzGI Best Styles Global Managed Volatility Portfolio was liquidated.

Average Annual Total Return for the period ended September 30, 2020

	1 Year	Since Inception†

AllianzGI Best Styles Global Managed Volatility Portfolio	0.41%	7.92%

MSCI ACWI Minimum Volatility Index††	-0.64%	7.42%

† The Portfolio began operations on April 11, 2016. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI ACWI Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across developed markets and emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 0.70%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2021. The Portfolio’s expense ratio net of this reduction is 0.45%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2020, as further revised or supplemented from time to time.

2	Annual Report September 30, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio

(unaudited) (continued)

Country Allocation (as of September 30, 2020)		Cumulative Returns through September 30, 2020

United States	49.0%
Japan	15.0%
Switzerland	6.7%
Taiwan	4.8%
Canada	3.0%
Germany	2.1%
China	1.8%
France	1.4%
Other	15.3%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
Institutional Class

Beginning Account Value (4/1/20)	$1,000.00

Ending Account Value (9/30/20)	$1,165.10

Expenses Paid During Period	$2.44

Hypothetical Performance
(5% return before expenses)
Institutional Class

Beginning Account Value (4/1/20)	$1,000.00

Ending Account Value (9/30/20)	$1,022.75

Expenses Paid During Period	$2.28

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (0.45%), multiplied by the average account value over the period, multiplied by 183/366

3	Annual Report September 30, 2020

AllianzGI Global Small-Cap Opportunities Portfolio*

(unaudited)

For the period of October 1, 2019 through September 30, 2020, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

For the twelve-month period ended September 30, 2020, the AllianzGI Global Small-Cap Opportunities Portfolio (the “Portfolio”) returned 0.66%, underperforming the MSCI All Country World Small-Cap Index (the “benchmark”), which returned 3.22%.

Market Overview

Global small cap equities were influenced by rapidly shifting macroeconomic conditions during the annual reporting period in light of moderating global growth expectations and impact from the coronavirus (COVID-19).

Global small cap equities initially advanced in October to December 2019 period due to interest rate cuts from central banks in both developed and developing economies as well as improving trade relations, including agreement of a “phase one” trade deal between the US and China. The economic outlook then shifted suddenly as global small cap equities declined meaningfully in the January to March 2020 period, crippled by the spread COVID-19 and global economic growth ground to a standstill. The market decline reversed in April 2020 as the prior measures which were employed to curtail the virus were gradually lifted. The resilient performance continued with positive gains in each month from the May to August 2020 period as equities were lifted amid optimism that the COVID-19 concerns which plagued the asset class were subsiding thanks to unprecedented government and central bank support buoyed stocks, helping investors overcome fears of a second wave of infections. The asset class declined modestly in September as COVID-19 cases spiked, particularly in Europe, and uncertainty over the US Presidential election began to weigh on sentiment.

During the reporting period, emerging markets small cap equities generally outpaced their developed market small cap counterparts. Country results were mixed with 25 of 48 countries posting gains. Results were led to the upside by a 42.9% rally in Sweden, followed by a 36.2% advance in South Korea and a 34.1% gain in Denmark. Small cap shares in the United States, which represent more than half of the benchmark index, posted a mere 0.3% advance. Meanwhile, Indonesia, Chile and Colombia, which are trivial benchmark weights, each declined more than 34% during the reporting period.

Sector performance for the benchmark index was divergent, with 7 out of 11 sectors advancing. Health care gained 36.8% thanks to increased attention related to the search for tests, treatments and vaccines to tackle COVID-19, while information technology was higher by 24.3% due to resilient demand. Materials posted a 10.5% gain for the period. Alternatively, cyclically-oriented sectors were the hardest hit, including energy which was down 45.4%, followed by a 17.9% decline in financials and a 15.2% loss in real estate during the annual reporting period.

Portfolio Review

Our goal is to provide clients with a portfolio capitalizing on conviction at the stock level, while limiting other risks including country, industry and market capitalization. The Portfolio trailed on a relative basis due to selection and an underweight to higher growth and higher risk stocks in the benchmark which were among the top performers.

During the reporting period, stock selection in China contributed to results as did modest overweight allocations to Japan and South Korea. Conversely, an underweight position in Sweden, the benchmark’s top performer, offset results as did stockpicking in Switzerland and India. From a sector perspective, an underweight position and bottom-up stock section in real estate aided results. A sizeable overweight allocation and positive selections in information technology outpaced the benchmark as did a relative underweight allocation and bottom-up stockpicking in energy. Meanwhile, a slight underweight allocation and more conservative stock selection in health care was the primary detractor to performance. Selections in consumer discretionary and materials lagged the benchmark index more modestly during the annual reporting period.

Outlook

Global small cap equities may continue to benefit from encouraging investor sentiment coupled against the backdrop of favorable fiscal and monetary policies. COVID-19 impacts remain a key determinant for market direction. While the number of COVID-19 cases continue to rise globally, investors appear to look past these near-term uncertainties and instead focus on earnings growth potential over the coming years. Market volatility may persist and be data-driven based on COVID-19 and US presidential election news. Our proactive focus on building a portfolio with a favorable growth vs. valuation mix alongside a reduction in volatility may help navigate the prevailing market conditions. In addition, the broad investment opportunities in the asset class and historical alpha demonstrated by active management, give us confidence in the ability to outperform the benchmark over time.

We continue to construct the Portfolio on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 4-6% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

* Effective on November 18, 2020, the AllianzGI Global Small-Cap Opportunities Portfolio was liquidated.

Average Annual Total Return for the period ended September 30, 2020

	1 Year	5 Year	Since Inception†

AllianzGI Global Small-Cap Opportunities Portfolio	0.66%	7.80%	5.76%

MSCI All Country World Small-Cap Index††	3.22%	7.63%	4.66%

† The Portfolio began operations on July 23, 2014. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI All Country World Small-Cap Index captures small-cap representation across developed markets and emerging markets countries. The Index covers about 14% of the free float-adjusted market capitalization in each country. Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 3.44%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2021. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current PPM dated February 1, 2020, as further revised or supplemented from time to time.

4	Annual Report September 30, 2020

AllianzGI Global Small-Cap Opportunities Portfolio

(unaudited) (continued)

Country Allocation (as of September 30, 2020)

United States	49.6%

Japan	12.7%

Taiwan	4.2%

Canada	3.6%

United Kingdom	3.6%

Korea (Republic of)	3.0%

Netherlands	2.9%

Australia	2.7%

Other	18.3%

Cash & Equivalents — Net	-0.6%

Cumulative Returns through September 30, 2020

Shareholder Expense Example	Actual Performance

Institutional Class

Beginning Account Value (4/1/20)	$1,000.00

Ending Account Value (9/30/20)	$1,366.80

Expenses Paid During Period	$ 7.16

Hypothetical Performance

(5% return before expenses)

Institutional Class

Beginning Account Value (4/1/20)	$1,000.00

Ending Account Value (9/30/20)	$1,018.95

Expenses Paid During Period	$ 6.11

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (1.21%), multiplied by the average account value over the period, multiplied by 183/366.

5	Annual Report September 30, 2020

AllianzGI International Growth Portfolio*

(unaudited)

From inception on October 1, 2019 through September 30, 2020, as provided by Laura Villani, Product Specialist, Equities.

Portfolio Insights

For the twelve-month period ended September 30, 2020, the AllianzGI International Growth Portfolio (the “Portfolio”) returned 48.13%, outperforming the MSCI ACWI ex USA Index (the “benchmark”), which returned 3.00%.

Market Overview

International equities had a strong finish to the end of 2019, leading many equity markets to record their strongest annual gains in several years. That set the stage for the worst quarterly fall since the Global Financial Crisis in the first quarter of 2020, as the COVID-19 outbreak established itself as a global pandemic, leading to household and business lockdowns and an unprecedented global demand shock environment. In turn, this triggered fears of a severe global recession, leading markets to sell-off broadly in mid-March 2020. Investors quickly moved to establish the winners of the new pandemic environment however, with the information technology and health care sectors coming into favor, and the travel sector remaining challenged. Quality as a style was also well rewarded, with strong balance sheets and market leadership positions becoming especially valuable.

International equities then rebounded in the second quarter of 2020, helped by growing optimism over an economic recovery as well as unprecedented government and central bank support. This has shrunk the size of year-to-date losses, and we see strong recoveries from many stocks where valuations have even become stretched in some well supported areas of the market. By the third quarter of 2020, more market volatility set in with numerous geopolitical events on the agenda such as the US elections and Brexit, as well as rising COVID-19 risks that are competing with positive vaccine and medication news flow, Visibility remains fairly low.

Portfolio Review

The Portfolio maintains its strategy that takes a bottom-up approach to identifying structural growth, rather than chasing growth momentum. We believe that our focus on high quality businesses, that display long term structural growth independently of the wider market, should shelter us to some extent from uncertainty in the markets. The pandemic environment has been a very tough test of this philosophy, and so we are pleased to see the strong outperformance of the Portfolio, which has displayed its natural strength (minimal repositioning required) in one of the most challenging environments for companies imaginable.

The Portfolio enjoyed a positive contribution from the both stock selection and sector allocation, with stock selection demonstrating by far the strongest effect. With regards to sector allocation, the overweight of information technology was especially supportive, while the overweight of financials was the main but still only slight detractor from active performance. From a country perspective, stock selection in Israel contributed to active performance most positively, which China detracted most. With the Portfolio being both sector and country agnostic, these results are simply an effect of the stock selection.

Many companies had their structural growth investment cases accelerated by the pandemic environment. Israel information technology name Wix, top contributor to active performance over the period (+538 basis points), provides simple and effective website design software and was a clear winner. We see rather a longer-term step-change in its growth profile, like many other COVID-19 beneficiaries in the Portfolio. Ambu, Netcompany, Shopify, and Mercado Libre also contributed strongly (between 294 and 159 basis points each).

Meanwhile HDFC Bank was the lead detractor of -130 basis points, with the market targeting the financials name as susceptible to COVID-19 impact, with India also going into strict lockdown. However, it is a high-quality company with very low non-performing loans ratio and meaningful long-term drivers still intact.

Outlook

The Portfolio has enjoyed a strong performance run year-to-date, and over the past year. However, it is important to highlight that from our perspective, the Portfolio is not just benefiting from a temporary boost to stay-at-home stocks in this short-term pandemic environment. We have rather seen an acceleration of our structural growth investment cases, where for many holdings, 2-3 years of growth has been compressed into the past 12 months. Said another way, many of our companies have seen a step change in their growth profiles, achieved through new customer wins, cost reductions, increased market share, and emphasis on digitalisation improvements, which is sustainable growth that will be further compounded over time.

As we stated early in the crisis, we believe the winners will only get stronger. Europe’s €750bn stimulus, and its focus on climate protection and digitalisation to strengthen its companies on a global stage, also sees many of our local holdings positioned well. Abroad, many of the platform business models (and now multi-platform business models) we own still look very early in their growth journey, with plenty of runway ahead from huge markets where they still hold low share, or from opportunities in combining additional businesses or digital components to open up entirely new growth avenues. In that respect, we may well be at the gates of a technological revolution.

On account of the sentiment fueled, short-term oriented market, we may look for an opportunity to rotate out of the year-to-date winners in the quarters ahead. Valuations begin to look rich in places, and the gap to Value as a style has only widened further in the past quarters. But here we should also acknowledge the significant and continually rising role of intangible assets like data, custom software and vast user bases that are not accurately captured as assets in a balance sheet, despite being responsible for much of the value creation in a companies like Alibaba, Wix, Shopify, and Sea. These intangibles are difficult to value and in their new combinations (Alipay’s 1.2bn users + fintech platform offering credit + AI for example) can have exponential growth results if executed well.

Longer term, we continue to believe the Portfolio will be rewarded for its focus on real earnings growth, from high quality companies that are leading their markets and really driving the future.

* Effective on or about December 14, 2020, the AllianzGI International Growth Portfolio will liquidate.

Average Annual Total Return for the period ended September 30, 2020

	1 Year	Since Inception†

AllianzGI International Growth Portfolio	48.13%	31.83%

MSCI ACWI ex USA Index††	3.00%	3.77%

MSCI AC World Index ex USA Growth Index	17.54%	15.24%

† The Portfolio began operations on May 15, 2019. Benchmark return comparisons began on the portfolio inception date.

†† The MSCI ACWI ex USA Index captures large- and mid-cap representation across Developed Markets countries (excluding the U.S.) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. Total return performance assumes that all dividends and capital gain distributions were reinvested on the payable date. The Portfolio’s gross expense ratio is 1.71%. This ratio does not include an expense reduction, contractually agreed to through January 31, 2021. The Portfolio’s expense ratio net of this reduction is 0.80%. Expense ratio information is as of the Portfolio’s current Private Placement Memorandum (“PPM”) dated February 1, 2020, as further revised or supplemented from time to time.

6	Annual Report September 30, 2020

AllianzGI International Growth Portfolio

(unaudited) (continued)

Country Allocation (as of September 30, 2020)

China	17.6%

Denmark	15.1%

Germany	10.4%

Israel	6.7%

Canada	5.9%

Netherlands	5.4%

Sweden	5.3%

Brazil	5.2%

Other	22.2%

Cash & Equivalents — Net	6.2%

Cumulative Returns through September 30, 2020

Shareholder Expense Example	Actual Performance

Institutional Class

Beginning Account Value (4/1/20)	$1,000.00

Ending Account Value (9/30/20)	$1,586.80

Expenses Paid During Period	$ 5.17

Hypothetical Performance
Institutional Class (5% return before expenses)

Beginning Account Value (4/1/20)	$1,000.00

Ending Account Value (9/30/20)	$1,021.00

Expenses Paid During Period	$ 4.04

Expenses (net of reimbursement, if any) are equal to the annualized expense ratio (0.80%), multiplied by the average account value over the period, multiplied by 183/366.

7	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Important Information (unaudited)

As of September 30, 2020, AllianzGI Institutional Multi-Series Trust (the “Trust”) consisted of three investment series, AllianzGI Best Styles Global Managed Volatility Portfolio, AllianzGI Global Small-Cap Opportunities Portfolio and AllianzGI International Growth (each a “Portfolio” and collectively the “Portfolios”). The Portfolios each currently offer one share class.

The Cumulative Returns charts for each Portfolio assume the initial investment was made on the first day of each Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions, if any, were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of each Portfolio’s inception date.

The following disclosure provides important information regarding each Portfolio’s Shareholder Expense Example, which appears on each Portfolio Summary page in this Annual report. “Cash & Equivalents-Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, and forward foreign currency contracts, as applicable. Please refer to this information when reviewing the Shareholder Expense Example for each Portfolio.

Proxy Voting

The Portfolios’ Investment Manager, Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”), has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Manager will use when voting proxies on behalf of each Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors website at us.allianzgi.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-PORT

The Trust files complete schedules of each Portfolio’s holdings with the SEC on Form N-PORT for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov.

A copy of the Trust’s Form N-PORT, when available, will be provided without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio holdings is available in the Trust’s Statement of Additional Information. The Investment Manager will post each Portfolio’s holdings information on the Portfolio’s website at us.allianzgi.com. Each Portfolio’s website will contain a complete schedule of portfolio holdings as of the relevant month end. The information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end. Portfolio holdings information for each Portfolio will remain accessible on its website until the Trust files its Form N-CSR, or Form N-PORT for the last month of the Portfolio’s first or third fiscal quarters, with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of the portfolio holdings are subject to change without notice.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period April 1, 2020 through September 30, 2020.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

8	Annual Report September 30, 2020

Hypothetical Example for Comparison Purposes

The information in the tables for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-498-5413.

9	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio

	Shares	Value

COMMON STOCK - 98.9%

Australia - 0.5%
Brickworks Ltd.	2,903	$40,593
Telstra Corp. Ltd.	37,854	75,793

		116,386

Austria - 0.1%
Telekom Austria AG (e)	2,708	19,145

Belgium - 0.4%
Elia Group S.A.	639	63,880
Proximus SADP	2,691	49,092

		112,972

Canada - 3.0%
Canadian Utilities Ltd., Class A	2,046	48,801
Cascades, Inc.	673	8,511
Cogeco Communications, Inc.	804	65,930
Emera, Inc.	1,688	69,343
Empire Co., Ltd., Class A	1,850	53,699
Franco-Nevada Corp.	786	109,835
Intact Financial Corp.	1,224	131,064
Killam Apartment Real Estate Investment Trust REIT	1,828	23,833
Metro, Inc.	1,762	84,544
Morneau Shepell, Inc.	1,365	28,498
Restaurant Brands International, Inc.	1,294	74,323
Shaw Communications, Inc., Class B	4,307	78,600

		776,981

Chile - 0.3%
Falabella S.A.	21,693	63,540

China - 1.8%
BOC Aviation Ltd. (a)	8,500	58,243
China Dongxiang Group Co., Ltd.	68,883	8,580
China Everbright Greentech Ltd. (a)	55,000	22,119
China Mobile Ltd.	6,000	38,516
China Railway Signal & Communication Corp., Ltd., Class H (a)	35,000	11,558
ENN Energy Holdings Ltd.	6,500	71,326
Golden Eagle Retail Group Ltd.	20,000	18,168
Legend Holdings Corp., Class H (a)	12,400	15,110
Lenovo Group Ltd.	112,000	74,050
Postal Savings Bank of China Co., Ltd., Class H (a)	125,000	52,658
Tencent Holdings Ltd.	1,300	87,806
Yuzhou Group Holdings Co., Ltd.	52,204	20,789

		478,923

Czech Republic - 0.4%
CEZ AS	3,409	64,459
O2 Czech Republic AS	3,534	33,589

		98,048

Denmark - 0.5%
Solar A/S, Class B	333	15,759
Spar Nord Bank A/S (e)	733	5,475
Topdanmark A/S	662	32,044
Tryg A/S	2,448	77,069

		130,347

Finland - 0.7%
Elisa Oyj	1,393	81,896
Neste Oyj	1,942	102,265

		184,161

France - 1.4%
Eiffage S.A. (e)	480	39,175
Hermes International	231	198,949
SEB S.A.	36	5,856
Sodexo S.A.	699	49,828
Vinci S.A.	852	71,190

		364,998

See accompanying notes to financial statements	10	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio (continued)

	Shares	Value
Germany - 2.1%
Deutsche Boerse AG	522	91,517
Deutsche Telekom AG	8,275	137,779
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	495	125,838
TAG Immobilien AG (e)	2,490	75,083
Talanx AG (e)	1,782	57,538
TLG Immobilien AG (e)	1,493	30,715
WCM Beteiligungs & Grundbesitz AG (e)	4,510	16,604

		535,074

Hong Kong - 1.1%
CLP Holdings Ltd.	13,719	128,098
Hang Seng Bank Ltd.	2,200	32,593
Power Assets Holdings Ltd.	16,500	86,967
Swire Pacific Ltd., Class A	9,344	45,239
Yue Yuen Industrial Holdings Ltd.	2,802	4,541

		297,438

Hungary - 0.4%
Magyar Telekom Telecommunications PLC	32,624	38,144
MOL Hungarian Oil & Gas PLC (e)	4,902	26,682
OTP Bank Nyrt (e)	836	25,162

		89,988

Ireland - 0.0%
Irish Residential Properties REIT PLC	3,629	5,999

Israel - 1.1%
Azrieli Group Ltd.	1,557	69,513
Mizrahi Tefahot Bank Ltd.	3,016	53,497
Nice Ltd. (e)	468	106,107
Strauss Group Ltd.	2,171	62,321

		291,438

Italy - 1.0%
Enav SpA (a)	5,868	22,278
Enel SpA	10,393	90,169
Hera SpA	2,579	9,509
Snam SpA	29,073	149,516

		271,472

Japan - 15.0%
Aoyama Trading Co., Ltd.	189	996
Asahi Group Holdings Ltd.	2,300	80,161
Astellas Pharma, Inc.	8,108	120,863
Canon Marketing Japan, Inc.	1,500	30,107
Canon, Inc.	4,190	69,498
Central Japan Railway Co.	600	86,004
FP Corp.	1,000	42,120
FUJIFILM Holdings Corp.	1,979	97,549
Fukuyama Transporting Co., Ltd.	454	22,123
Ichibanya Co., Ltd.	400	21,417
ITOCHU Corp.	3,900	99,863
Japan Post Holdings Co., Ltd.	10,400	70,918
Kajima Corp.	6,500	78,313
Kamigumi Co., Ltd.	2,200	43,352
KDDI Corp.	4,100	103,121
Kintetsu Group Holdings Co., Ltd.	1,700	72,550
McDonald’s Holdings Co. Japan Ltd.	1,400	68,093
Medipal Holdings Corp.	3,100	62,162
MEIJI Holdings Co., Ltd.	1,600	122,217
NEC Corp.	2,100	122,837
NET One Systems Co., Ltd.	2,100	95,413
Nichias Corp.	1,302	30,817
Nihon Unisys Ltd.	1,779	56,128
Nippon Prologis REIT, Inc. REIT	33	111,285
Nippon Telegraph & Telephone Corp.	9,888	201,880
Nissin Foods Holdings Co., Ltd.	1,000	93,948

See accompanying notes to financial statements	11	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio (continued)

	Shares	Value
Nitori Holdings Co., Ltd.	300	62,236
NTT DOCOMO, Inc.	12,757	468,770
Obayashi Corp.	6,973	63,658
Okumura Corp.	1,800	45,192
Rengo Co., Ltd.	3,100	23,432
Rinnai Corp.	800	78,033
Sankyo Co., Ltd.	2,300	60,227
Sawai Pharmaceutical Co., Ltd.	1,100	55,502
Secom Co., Ltd.	2,000	183,031
Sekisui House Ltd.	4,100	72,655
Senko Group Holdings Co., Ltd.	4,704	43,858
Shibaura Electronics Co., Ltd.	200	4,112
Shimizu Corp.	4,700	35,382
Shizuoka Bank Ltd.	9,200	63,536
Softbank Corp.	6,400	71,516
Sugi Holdings Co., Ltd.	1,100	77,774
Sumitomo Corp.	6,100	73,532
Sumitomo Dainippon Pharma Co., Ltd.	532	7,010
Sumitomo Densetsu Co., Ltd.	1,000	23,508
Suzuken Co., Ltd.	1,400	53,402
Takasago Thermal Engineering Co., Ltd.	2,903	41,694
TOKAI Holdings Corp.	1,800	17,777
Tokio Marine Holdings, Inc.	2,000	87,509
Tokyo Gas Co., Ltd.	3,100	70,743
Toyo Seikan Group Holdings Ltd.	5,500	54,409
Toyo Suisan Kaisha Ltd.	1,100	58,087

		3,900,320

Korea (Republic of) - 0.8%
Easy Bio, Inc. (e)	43	2,269
Easy Holdings Co., Ltd.	1,063	3,800
KC Co., Ltd.	210	4,267
Samsung Electronics Co., Ltd.	1,958	97,203
Samsung Fire & Marine Insurance Co., Ltd.	444	69,168
Shinhan Financial Group Co., Ltd.	631	14,804
SK Telecom Co., Ltd.	129	26,223

		217,734

Malaysia - 1.1%
CIMB Group Holdings Bhd.	54,900	40,770
Hong Leong Financial Group Bhd.	2,400	8,283
Malayan Banking Bhd.	49,500	86,111
MISC Bhd.	29,600	53,557
Petronas Dagangan Bhd.	3,300	15,691
Telekom Malaysia Bhd.	25,100	25,003
Tenaga Nasional Bhd.	16,300	41,246
VS Industry Bhd.	31,600	17,369

		288,030

Morocco - 0.2%
Maroc Telecom	3,182	46,757

Netherlands - 0.9%
ASR Nederland NV	2,138	71,908
Coca-Cola European Partners PLC	865	33,571
Koninklijke Ahold Delhaize NV	4,159	122,931

		228,410

New Zealand - 0.3%
Air New Zealand Ltd.	27,175	24,789
Summerset Group Holdings Ltd.	8,231	49,227
Tourism Holdings Ltd.	3,878	5,728

		79,744

Norway - 0.4%
B2Holding ASA (e)	5,084	3,431
Mowi ASA	1,895	33,716
Orkla ASA	7,757	78,287

		115,434

Peru - 0.1%
Ferreycorp SAA	32,712	15,886

See accompanying notes to financial statements	12	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio (continued)

	Shares	Value
Philippines - 0.2%
Altus San Nicolas Corp. (e)	398	76
Globe Telecom, Inc.	505	21,661
PLDT, Inc.	935	25,695
Robinsons Land Corp.	29,500	8,693

		56,125

Poland - 0.1%
Asseco Poland S.A.	2,017	36,262

Portugal - 0.1%
NOS SGPS S.A.	6,083	21,567
REN - Redes Energeticas Nacionais SGPS S.A.	5,617	15,619

		37,186

Singapore - 1.1%
ARA LOGOS Logistics Trust REIT	21,200	9,676
CapitaLand Mall Trust REIT	54,900	78,137
China Aviation Oil Singapore Corp. Ltd.	6,900	4,731
Mapletree Commercial Trust REIT	40,273	57,855
Oversea-Chinese Banking Corp., Ltd.	8,600	53,481
Singapore Airlines Ltd.	16,100	41,201
Singapore Telecommunications Ltd.	29,500	46,170
Sino Grandness Food Industry Group Ltd. (e)	77,400	1,207

		292,458

South Africa - 0.0%
Astral Foods Ltd.	1,214	9,522

Spain - 0.4%
Iberdrola S.A.	8,593	105,767
Lar Espana Real Estate Socimi S.A. REIT	1,947	8,980

		114,747

Sweden - 0.6%
Castellum AB	2,487	56,490
Investor AB, Class B	1,362	88,966

		145,456

Switzerland - 6.7%
Allreal Holding AG	302	65,067
Baloise Holding AG	483	71,109
Banque Cantonale Vaudoise	590	59,874
Barry Callebaut AG	38	84,640
BKW AG	111	11,821
Cembra Money Bank AG	604	71,688
Chocoladefabriken Lindt & Spruengli AG	8	67,528
Galenica AG (a)	748	52,014
Geberit AG	149	88,152
Givaudan S.A.	20	86,356
Intershop Holding AG	26	16,796
Mobimo Holding AG (e)	128	37,521
Nestle S.A.	2,060	245,165
PSP Swiss Property AG	573	69,219
Roche Holding AG	620	212,375
Swiss Life Holding AG	190	71,894
Swiss Prime Site AG	1,098	99,720
Swiss Re AG	1,002	74,327
Swisscom AG	132	69,928
Zurich Insurance Group AG	539	187,957

		1,743,151

Taiwan - 4.8%
Asia Cement Corp.	19,000	27,376
Cheng Loong Corp.	31,000	33,913
China Petrochemical Development Corp.	54,500	15,842
Chunghwa Telecom Co., Ltd.	23,000	85,001
Compal Electronics, Inc.	110,000	72,749
CTBC Financial Holding Co., Ltd.	115,000	73,474
E.Sun Financial Holding Co., Ltd.	142,019	126,480
Inventec Corp.	74,000	57,645

See accompanying notes to financial statements	13	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio (continued)

	Shares	Value
Mega Financial Holding Co., Ltd.	144,000	138,983
Oriental Union Chemical Corp.	7,000	3,926
Powertech Technology, Inc.	16,000	48,116
President Chain Store Corp.	8,000	72,817
SinoPac Financial Holdings Co., Ltd.	90,000	33,935
Taiwan Business Bank	197,200	65,353
Taiwan Fertilizer Co., Ltd.	10,000	17,590
Taiwan Semiconductor Manufacturing Co., Ltd.	11,000	165,485
United Microelectronics Corp.	116,000	114,420
Yuanta Financial Holding Co., Ltd.	137,280	84,995

		1,238,100

Thailand - 0.9%
Bangchak Corp. PCL (c)(d)	42,300	20,085
Bangkok Bank PCL (c)(d)	13,100	39,916
PTT PCL (c)(d)	11,800	11,976
Siam Cement PCL (c)(d)	6,200	63,148
Siamgas & Petrochemicals PCL (c)(d)	127,700	34,927
Star Petroleum Refining PCL (c)(d)	179,100	31,491
Tisco Financial Group PCL (c)(d)	11,100	22,388

		223,931

United Kingdom - 1.4%
Aon PLC, Class A	489	100,881
Berkeley Group Holdings PLC	955	52,060
Compass Group PLC	4,443	66,742
Diageo PLC	1,971	67,701
Unilever PLC	1,337	82,430

		369,814

United States - 49.0%
Accenture PLC, Class A	305	68,927
Adobe, Inc. (e)	173	84,844
Aflac, Inc.	1,717	62,413
AG Mortgage Investment Trust, Inc. REIT	3,004	8,291
Allstate Corp.	1,626	153,072
Ameren Corp.	1,286	101,697
American Electric Power Co., Inc.	886	72,413
American Financial Group, Inc.	740	49,565
American Tower Corp. REIT	318	76,870
Amgen, Inc.	483	122,759
Annaly Capital Management, Inc. REIT	10,656	75,871
Anthem, Inc.	287	77,085
Apple, Inc.	1,401	162,250
AT&T, Inc.	6,321	180,212
Automatic Data Processing, Inc.	648	90,390
AvalonBay Communities, Inc. REIT	392	58,541
Berkshire Hathaway, Inc., Class B (e)	385	81,982
Booz Allen Hamilton Holding Corp.	1,070	88,789
Bright Horizons Family Solutions, Inc. (e)	462	70,242
Bristol-Myers Squibb Co.	2,683	161,758
Brown & Brown, Inc.	1,671	75,646
Cadence Design Systems, Inc. (e)	160	17,061
Campbell Soup Co.	1,043	50,450
Casey’s General Stores, Inc.	228	40,504
Cboe Global Markets, Inc.	592	51,942
Centene Corp. (e)	909	53,022
Cherry Hill Mortgage Investment Corp. REIT	16	144
Church & Dwight Co., Inc.	544	50,978
Cisco Systems, Inc.	1,397	55,028
Citrix Systems, Inc.	387	53,294
CMS Energy Corp.	1,195	73,385
Coca-Cola Co.	2,802	138,335
Columbia Sportswear Co.	759	66,018
Consolidated Edison, Inc.	3,397	264,287
Costco Wholesale Corp.	410	145,550
Crown Castle International Corp. REIT	227	37,795
Dollar General Corp.	336	70,432
DTE Energy Co.	951	109,403
Duke Energy Corp.	850	75,276
Easterly Government Properties, Inc. REIT	2,284	51,184
Eli Lilly and Co.	1,562	231,207
Encompass Health Corp.	1,079	70,113
Entergy Corp.	1,122	110,551
Equity Residential REIT	1,762	90,443

See accompanying notes to financial statements	14	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio (continued)

	Shares	Value
Exelon Corp.	1,730	61,865
Exponent, Inc.	774	55,751
Facebook, Inc., Class A (e)	298	78,046
Fidelity National Information Services, Inc.	569	83,762
Fiserv, Inc. (e)	720	74,196
frontdoor, Inc. (e)	1,390	54,085
FTI Consulting, Inc. (e)	457	48,428
General Mills, Inc.	2,024	124,840
Gentex Corp.	2,915	75,061
Graham Holdings Co., Class B	87	35,158
Hanover Insurance Group, Inc.	572	53,299
Hershey Co.	1,200	172,008
Hormel Foods Corp.	1,623	79,348
Humana, Inc.	170	70,361
Intel Corp.	2,479	128,363
Intuit, Inc.	247	80,574
Johnson & Johnson	2,287	340,489
Kearny Financial Corp.	2,236	16,122
Kellogg Co.	861	55,612
Kimberly-Clark Corp.	1,227	181,179
L3Harris Technologies, Inc.	1,080	183,427
Laboratory Corp. of America Holdings (e)	399	75,120
Lockheed Martin Corp.	624	239,167
ManTech International Corp., Class A	725	49,938
Marsh & McLennan Cos., Inc.	560	64,232
Mastercard, Inc., Class A	646	218,458
McDonald’s Corp.	793	174,056
McGrath RentCorp	616	36,707
Merck & Co., Inc.	3,598	298,454
Microsoft Corp.	1,105	232,415
Motorola Solutions, Inc.	688	107,885
Nasdaq, Inc.	567	69,577
National CineMedia, Inc.	706	1,917
NextEra Energy, Inc.	1,044	289,773
Northfield Bancorp, Inc.	396	3,612
Northrop Grumman Corp.	261	82,343
NVR, Inc. (e)	8	32,665
O’Reilly Automotive, Inc. (e)	385	177,516
Omnicom Group, Inc.	1,264	62,568
Paychex, Inc.	1,033	82,402
PepsiCo, Inc.	1,065	147,609
Pfizer, Inc.	4,866	178,582
Pinnacle West Capital Corp.	1,038	77,383
Portland General Electric Co.	1,241	44,055
Procter & Gamble Co.	2,974	413,356
Progressive Corp.	1,780	168,513
Public Storage REIT	134	29,844
QCR Holdings, Inc.	286	7,839
Quest Diagnostics, Inc.	702	80,372
Raytheon Technologies Corp.	836	48,103
Realty Income Corp. REIT	1,172	71,199
Republic Services, Inc.	1,989	185,673
Ross Stores, Inc.	872	81,375
S&P Global, Inc.	236	85,102
Shockwave Medical, Inc. (e)	1,041	78,908
Southern Co.	1,178	63,871
SP Plus Corp. (e)	1,202	21,576
Starbucks Corp.	2,341	201,139
T-Mobile U.S., Inc. (e)	1,023	116,990
Target Corp.	863	135,853
TFS Financial Corp.	2,337	34,331
TJX Cos., Inc.	2,295	127,717
Tyler Technologies, Inc. (e)	251	87,489
Tyson Foods, Inc., Class A	485	28,848
UniFirst Corp.	269	50,941
UnitedHealth Group, Inc.	515	160,562
Verizon Communications, Inc.	5,458	324,696
Visa, Inc., Class A	588	117,582
Walmart, Inc.	1,470	205,668
Walt Disney Co.	337	41,815
Waste Management, Inc.	3,443	389,644
Waterstone Financial, Inc.	1,038	16,079
Watsco, Inc.	359	83,607
WEC Energy Group, Inc.	2,891	280,138
Xcel Energy, Inc.	4,031	278,179

See accompanying notes to financial statements	15	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio (continued)

	Shares	Value
Zoetis, Inc.	701	115,924

		12,761,360

Total Common Stock (cost-$22,234,461)		25,757,337

PREFERRED STOCK - 0.2%

Brazil - 0.2%
Telefonica Brasil S.A. (cost-$85,150)	6,800	52,575

RIGHTS - 0.0%

Thailand - 0.0%
Siam Cement PCL, exercise price THB 35.00, expires 10/2/20 (c)(d)(e) (cost-$0)	972	—†

Total Investments (cost-$22,319,611) (b)-99.1%		25,809,912

Other assets less liabilities-0.9%		229,276

Net Assets-100.0%		$26,039,188

See accompanying notes to financial statements	16	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio (continued)

Notes to Schedule of Investments:

†	Actual amount rounds to less than $1.

(a)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $233,980, representing 0.9% of net assets.

(b)

Securities with an aggregate value of $11,749,987, representing 45.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Fair-Valued—Securities with an aggregate value of $223,931, representing 0.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Non-income producing.

Glossary:

REIT - Real Estate Investment Trust

THB - Thai Baht

See accompanying notes to financial statements	17	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Best Styles Global Managed Volatility Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Insurance	7.1%
Electric Utilities	6.7%
Pharmaceuticals	6.6%
Diversified Telecommunication Services	5.7%
Food Products	5.3%
IT Services	4.4%
Banks	3.9%
Multi-Utilities	3.5%
Wireless Telecommunication Services	3.3%
Commercial Services & Supplies	3.3%
Food & Staples Retailing	3.1%
Healthcare Providers & Services	3.1%
Equity Real Estate Investment Trusts (REITs)	2.7%
Software	2.7%
Hotels, Restaurants & Leisure	2.5%
Technology Hardware, Storage & Peripherals	2.5%
Household Products	2.5%
Real Estate Management & Development	2.2%
Aerospace & Defense	2.1%
Beverages	1.8%
Semiconductors & Semiconductor Equipment	1.8%
Specialty Retail	1.7%
Construction & Engineering	1.4%
Trading Companies & Distributors	1.3%
Capital Markets	1.1%
Gas Utilities	1.1%
Multi-Line Retail	1.1%
Textiles, Apparel & Luxury Goods	1.1%
Diversified Financial Services	1.0%
Oil, Gas & Consumable Fuels	1.0%
Household Durables	0.9%
Road & Rail	0.9%
Media	0.8%
Interactive Media & Services	0.6%
Communications Equipment	0.6%
Containers & Packaging	0.6%
Building Products	0.6%
Diversified Consumer Services	0.6%
Professional Services	0.5%
Construction Materials	0.5%
Chemicals	0.5%
Biotechnology	0.5%
Metals & Mining	0.4%
Mortgage Real Estate Investment Trusts (REITs)	0.3%
Personal Products	0.3%
Healthcare Equipment & Supplies	0.3%
Consumer Finance	0.3%
Auto Components	0.3%
Thrifts & Mortgage Finance	0.3%
Airlines	0.3%
Transportation Infrastructure	0.3%
Electronic Equipment, Instruments & Components	0.2%
Leisure Equipment & Products	0.2%
Marine	0.2%
Entertainment	0.2%
Real Estate	0.1%
Independent Power Producers & Energy Traders	0.1%
Industrial Conglomerates	0.1%
Other assets less liabilities	0.9%

100.0%

See accompanying notes to financial statements	18	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Global Small-Cap Opportunities Portfolio

	Shares	Value

COMMON STOCK - 100.2%

Australia - 2.7%
BWP Trust REIT	7,387	$21,493
JB Hi-Fi Ltd.	1,657	56,338

		77,831

Belgium - 0.6%
bpost S.A.	1,784	15,622

Canada - 3.6%
Alamos Gold, Inc., Class A	1,090	9,602
B2Gold Corp.	1,840	11,981
Centerra Gold, Inc.	1,313	15,274
Cogeco Communications, Inc.	325	26,651
Eldorado Gold Corp. (e)	1,493	15,753
IAMGOLD Corp. (e)	3,768	14,460
Real Matters, Inc. (e)	560	10,914

		104,635

China - 2.5%
China National Building Material Co., Ltd., Class H	12,000	15,293
Huaxin Cement Co., Ltd., Class B (e)	6,399	14,578
Weichai Power Co., Ltd., Class H	21,000	42,493

		72,364

Denmark - 1.0%
Pandora A/S	215	15,510
Scandinavian Tobacco Group A/S, Class A (a)	904	13,388

		28,898

Germany - 0.7%
HelloFresh SE (e)	203	11,282
MorphoSys AG ADR (e)	249	7,816

		19,098

Hong Kong - 0.4%
Hysan Development Co., Ltd.	4,000	12,030

India - 0.4%
Bajaj Auto Ltd.	280	10,946

Ireland - 2.4%
Horizon Therapeutics PLC (e)	890	69,135

Israel - 0.4%
Teva Pharmaceutical Industries Ltd. ADR (e)	1,105	9,956

Italy - 1.7%
Unipol Gruppo SpA	11,332	49,521

Japan - 12.7%
Advance Residence Investment Corp. REIT	6	17,675
Change, Inc. (e)	400	32,059
EDION Corp.	2,600	27,239
Fuji Soft, Inc.	400	20,626
GungHo Online Entertainment, Inc.	790	17,017
Hulic Co., Ltd.	1,600	15,013
IDOM, Inc.	2,400	14,479
IR Japan Holdings Ltd.	300	38,021
Japan Logistics Fund, Inc. REIT	6	17,204
MonotaRO Co., Ltd.	600	29,802
Nippon Accommodations Fund, Inc. REIT	3	17,315
Nippon Gas Co., Ltd.	600	30,324
Sankyu, Inc.	800	31,593
Sumitomo Forestry Co., Ltd.	1,900	30,323
T-Gaia Corp.	800	15,056
Usen-Next Holdings Co, Ltd.	1,100	13,210

		366,956

Korea (Republic of) - 3.0%
DB HiTek Co., Ltd.	1,279	40,977

See accompanying notes to financial statements	19	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Global Small-Cap Opportunities Portfolio (continued)

	Shares	Value

LG Innotek Co., Ltd.	341	45,001

		85,978

Netherlands - 2.9%
ASR Nederland NV	879	29,564
Signify NV (a)(e)	1,472	54,445

		84,009

Portugal - 0.3%
NOS SGPS S.A. (e)	2,431	8,619

Russian Federation - 0.7%
Federal Grid Co. Unified Energy System PJSC (c)(d)(e)	7,800,000	19,890

Singapore - 0.7%
Mapletree Industrial Trust REIT	8,100	19,191

South Africa - 1.5%
Gold Fields Ltd. ADR	1,898	23,327
Harmony Gold Mining Co., Ltd. ADR (e)	3,586	18,898

		42,225

Spain - 0.5%
Viscofan S.A.	229	15,277

Sweden - 2.2%
Swedish Match AB	779	63,696

Switzerland - 0.5%
Galenica AG (a)	219	15,228

Taiwan - 4.2%
Powertech Technology, Inc.	8,000	24,058
Silicon Motion Technology Corp. ADR	1,062	40,122
Wistron Corp.	54,000	56,002

		120,182

Thailand - 0.7%
Thanachart Capital PCL (c)(d)	22,900	21,077

Turkey - 0.7%
Enerjisa Enerji AS (a)	9,591	11,078
Turkiye Sinai Kalkinma Bankasi AS (e)	68,356	9,822

		20,900

United Kingdom - 3.6%
Centamin PLC	10,459	27,305
Computacenter PLC	919	28,062
Ferrexpo PLC	3,968	9,036
Plus500 Ltd.	1,279	25,854
Polymetal International PLC	572	12,464

		102,721

United States - 49.6%
AdaptHealth Corp. (e)	743	16,205
America’s Car-Mart, Inc. (e)	182	15,448
Arcosa, Inc.	465	20,502
Asbury Automotive Group, Inc.	380	37,031
Aspen Technology, Inc. (e)	206	26,078
At Home Group, Inc. (e)	1,014	15,068
Balchem Corp.	220	21,479
Bruker Corp.	263	10,454
Cavco Industries, Inc. (e)	103	18,572
Century Communities, Inc. (e)	1,255	53,124
Charles River Laboratories International, Inc. (e)	150	33,967
Chemed Corp.	105	50,437
Cirrus Logic, Inc. (e)	120	8,094
Clearway Energy, Inc., Class A	1,592	39,322
Cloudera, Inc. (e)	1,059	11,533
Comfort Systems USA, Inc.	597	30,751
Digital Turbine, Inc. (e)	1,641	53,726
Donnelley Financial Solutions, Inc. (e)	871	11,637

See accompanying notes to financial statements	20	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Global Small-Cap Opportunities Portfolio (continued)

	Shares	Value
EMCOR Group, Inc.	586	39,678
Emergent Biosolutions, Inc. (e)	280	28,932
ePlus, Inc. (e)	209	15,299
Generac Holdings, Inc. (e)	308	59,641
Gladstone Commercial Corp. REIT	536	9,032
GMS, Inc. (e)	615	14,821
Grocery Outlet Holding Corp. (e)	253	9,948
HarborOne Bancorp, Inc. (e)	1,089	8,788
Hecla Mining Co.	3,348	17,008
Hibbett Sports, Inc. (e)	531	20,826
Hilltop Holdings, Inc.	1,613	33,196
Hubbell, Inc.	202	27,642
Inphi Corp. (e)	435	48,829
Integer Holdings Corp. (e)	559	32,987
M/I Homes, Inc. (e)	461	21,229
ManTech International Corp., Class A	669	46,081
Methode Electronics, Inc.	1,444	41,154
MSA Safety, Inc.	143	19,186
NewMarket Corp.	138	47,240
Owens & Minor, Inc.	504	12,655
PRA Health Sciences, Inc. (e)	400	40,576
Prestige Consumer Healthcare, Inc. (e)	653	23,782
Progress Software Corp.	827	30,334
Rent-A-Center, Inc.	1,906	56,970
Rush Enterprises, Inc., Class A	555	28,050
Sangamo Therapeutics, Inc. (e)	1,217	11,501
Silgan Holdings, Inc.	1,413	51,956
Sportsman’s Warehouse Holdings, Inc. (e)	516	7,384
Tetra Tech, Inc.	427	40,778
TopBuild Corp. (e)	329	56,157
U.S. Silica Holdings, Inc.	4,129	12,387
United Therapeutics Corp. (e)	244	24,644
Vectrus, Inc. (e)	468	17,784

		1,429,903

Total Common Stock (cost-$2,299,096)		2,885,888

PREFERRED STOCK - 0.4%

Brazil - 0.4%
Cia Paranaense de Energia (cost-$10,748)	1,200	13,250

Total Investments (cost-$2,309,844) (b)-100.6%		2,899,138

Liabilities in excess of other assets-(0.6)%		(18,491)

Net Assets-100.0%		$2,880,647

See accompanying notes to financial statements	21	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Global Small-Cap Opportunities Portfolio (continued)

Notes to Schedule of Investments:

(a)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $94,139, representing 3.3% of net assets.

(b)

Securities with an aggregate value of $1,114,774, representing 38.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)	Fair-Valued—Securities with an aggregate value of $40,967, representing 1.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Non-income producing.

Glossary:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See accompanying notes to financial statements	22	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI Global Small-Cap Opportunities Portfolio

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Specialty Retail	9.2%
Household Durables	6.2%
Metals & Mining	6.1%
Semiconductors & Semiconductor Equipment	5.6%
Software	4.9%
Electrical Equipment	4.9%
IT Services	3.7%
Pharmaceuticals	3.6%
Equity Real Estate Investment Trusts (REITs)	3.5%
Electronic Equipment, Instruments & Components	3.5%
Healthcare Providers & Services	3.3%
Construction & Engineering	3.2%
Life Sciences Tools & Services	3.0%
Insurance	2.8%
Tobacco	2.7%
Biotechnology	2.5%
Trading Companies & Distributors	2.5%
Chemicals	2.4%
Banks	2.2%
Commercial Services & Supplies	2.1%
Technology Hardware, Storage & Peripherals	1.9%
Containers & Packaging	1.8%
Electric Utilities	1.5%
Machinery	1.5%
Independent Power Producers & Energy Traders	1.4%
Professional Services	1.3%
Diversified Financial Services	1.2%
Healthcare Equipment & Supplies	1.2%
Road & Rail	1.1%
Gas Utilities	1.1%
Construction Materials	1.0%
Real Estate Management & Development	0.9%
Media	0.9%
Diversified Telecommunication Services	0.8%
Aerospace & Defense	0.6%
Entertainment	0.6%
Air Freight & Logistics	0.5%
Textiles, Apparel & Luxury Goods	0.5%
Food Products	0.5%
Energy Equipment & Services	0.4%
Capital Markets	0.4%
Internet & Direct Marketing Retail	0.4%
Automobiles	0.4%
Real Estate	0.4%
Food & Staples Retailing	0.4%
Liabilities in excess of other assets	(0.6)%

100.0%

See accompanying notes to financial statements	23	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI International Growth Portfolio

	Shares	Value

COMMON STOCK - 93.8%

Argentina - 4.0%
MercadoLibre, Inc. (d)	243	$263,043

Brazil - 5.2%
StoneCo Ltd., Class A (d)	6,444	340,823

Canada - 5.9%
Alimentation Couche-Tard, Inc., Class B	3,298	114,850
Canadian National Railway Co.	395	42,067
Constellation Software, Inc. (a)	69	76,673
Shopify, Inc., Class A (d)	148	151,400

		384,990

China - 17.6%
Alibaba Group Holding Ltd. ADR (d)	1,682	494,474
TAL Education Group ADR (d)	877	66,687
Tencent Holdings Ltd.	5,758	388,915
Tencent Music Entertainment Group ADR (d)	13,662	201,788

		1,151,864

Denmark - 15.1%
Ambu A/S, Class B	17,219	484,876
DSV PANALPINA A/S	1,594	258,552
Netcompany Group A/S (b)(d)	1,901	157,661
Novo Nordisk A/S, Class B	1,310	90,763

		991,852

Germany - 10.4%
Adidas AG (d)	254	82,027
Infineon Technologies AG	9,795	276,080
SAP SE	1,308	203,679
Zalando SE (b)(d)	1,248	116,601

		678,387

Hong Kong - 3.0%
AIA Group Ltd.	19,712	195,939

India - 4.1%
HDFC Bank Ltd. ADR	5,396	269,584

Israel - 6.7%
Wix.com Ltd. (d)	1,724	439,362

Japan - 3.8%
Keyence Corp.	341	159,410
MonotaRO Co., Ltd.	1,854	92,090

		251,500

Netherlands - 5.4%
ASML Holding NV	958	353,859

Singapore - 4.5%
Sea Ltd. ADR (d)	1,922	296,065

Sweden - 5.3%
Assa Abloy AB, Class B	2,007	46,924
Atlas Copco AB, Class A	2,195	104,655
Epiroc AB, Class A	4,020	58,234
Hexagon AB, Class B (d)	1,302	98,344
Hexpol AB (d)	4,538	40,593

		348,750

Switzerland - 2.8%
Partners Group Holding AG	93	85,542
Sika AG	164	40,271
Temenos AG	404	54,299

		180,112

Total Common Stock (cost-$3,570,429)		6,146,130

See accompanying notes to financial statements	24	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI International Growth Portfolio (continued)

		Principal Amount (000s)
Repurchase Agreements - 5.4%

State Street Bank and Trust Co., dated 9/30/20, 0.00%, due 10/1/20, proceeds $352,000; collateralized by U.S. Treasury Note, 0.25%, due 9/30/25, valued at $359,072 including accrued interest (cost-$352,000)	$	352	352,000

Total Investments (cost-$3,922,429) (c)-99.2%			6,498,130

Other assets less liabilities-0.8%			51,592
Net Assets-100.0%			$6,549,722

See accompanying notes to financial statements	25	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI International Growth Portfolio (continued)

Notes to Schedule of Investments:

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Security with a value of $76,673, representing 1.2% of net assets.

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $274,262, representing 4.2% of net assets.

(c)

Securities with an aggregate value of $3,389,314, representing 51.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d)	Non-income producing.

Glossary:

ADR - American Depositary Receipt

See accompanying notes to financial statements	26	Annual Report September 30, 2020

Schedule of Investments

September 30, 2020

AllianzGI International Growth Portfolio

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

IT Services	14.2%
Internet & Direct Marketing Retail	13.4%
Semiconductors & Semiconductor Equipment	9.6%
Entertainment	7.6%
Software	7.5%
Healthcare Equipment & Supplies	7.4%
Interactive Media & Services	5.9%
Banks	4.1%
Air Freight & Logistics	4.0%
Electronic Equipment, Instruments & Components	3.9%
Insurance	3.0%
Machinery	2.5%
Food & Staples Retailing	1.8%
Trading Companies & Distributors	1.4%
Pharmaceuticals	1.4%
Capital Markets	1.3%
Textiles, Apparel & Luxury Goods	1.3%
Chemicals	1.2%
Diversified Consumer Services	1.0%
Building Products	0.7%
Road & Rail	0.6%
Repurchase Agreements	5.4%
Other assets less liabilities	0.8%
100.0%

See accompanying notes to financial statements	27	Annual Report September 30, 2020

Statements of Assets and Liabilities

September 30, 2020

	AllianzGI Best
	Styles Global	AllianzGI Global	AllianzGI
	Managed	Small-Cap	International
	Volatility	Opportunities	Growth
Assets:
Investments, at value	$25,809,912	$2,899,138	$6,146,130

Repurchase agreements, at value	–	–	352,000

Cash	16,411	–	219

Foreign currency, at value	28,726	18,152	215

Receivable for investments sold	123,264	305,492	65,407

Dividends and interest receivable (net of foreign withholding taxes)	73,571	8,797	986

Tax reclaims receivable	34,220	1,179	18,173

Receivable from Investment Manager	20,550	8,253	20,480

Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 4)	9,468	905	–

Prepaid expenses and other assets	5,049	4,136	1,828

Total Assets	26,121,171	3,246,052	6,605,438

Liabilities:
Trustees Deferred Compensation Plan payable (see Note 4)	9,468	905	–

Payable to custodian for cash overdraft	–	14,511	–

Payable for investments purchased	–	288,454	–

Accrued expenses and other liabilities	72,515	61,535	55,716

Total Liabilities	81,983	365,405	55,716

Net Assets	$26,039,188	$2,880,647	$6,549,722

Net Assets Consist of:
Paid-in-capital	$20,621,519	$2,455,452	$456,855

Total distributable earnings (loss)	5,417,669	425,195	6,092,867

Net Assets	$26,039,188	$2,880,647	$6,549,722

Common Shares Issued and Outstanding	1,669,564	180,616	298,654

Cost of Investments	$22,319,611	$2,309,844	$3,570,429

Cost of Repurchase Agreements	–	–	352,000

Cost of Foreign Currency	$28,561	$17,945	$214

Shares Issued and Outstanding	1,669,564	180,616	298,654

Net Asset Value Per Share*	$15.60	$15.95	$21.93

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying notes to financial statements	28	Annual Report September 30, 2020

Statements of Operations

Year ended September 30, 2020

	AllianzGI Best
	Styles Global	AllianzGI Global	AllianzGI
	Managed	Small-Cap	International
	Volatility	Opportunities	Growth
Investment Income:
Dividends, net of foreign withholding taxes*	$1,110,834	$148,442	$192,812

Interest	698	138	1,015

Miscellaneous	4	6	–

Non-cash income	–	–	246,758

Total Investment Income	1,111,536	148,586	440,585

Expenses:
Investment management	172,680	68,963	232,581

Custodian and accounting agent	122,667	49,433	81,627

Legal	69,825	33,775	47,159

Audit and tax services	51,776	46,333	35,966

Shareholder communications	5,834	9,125	3,216

Insurance	5,797	4,567	8,363

Transfer agent	5,256	4,517	2,731

Trustees	5,240	899	2,966

Line of credit commitment	988	203	562

Excise tax	–	476	–

Offering	–	–	16,946

Miscellaneous	6,131	6,444	2,207

Total Expenses	446,194	224,735	434,324

Less: Fee Waiver/Reimbursement from
Investment Manager	(250,905)	(132,105)	(167,669)

Net Expenses	195,289	92,630	266,655

Net Investment Income	916,247	55,956	173,930

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,693,296	(67,944)	11,065,352

Forward foreign currency contracts	(2,781)	(2)	(4,834)

Foreign currency transactions	4,060	(2,038)	(13,738)

Net change in unrealized appreciation/depreciation of:
Investments	(2,985,616)	149,635	2,883,497

Forward foreign currency contracts	1	1	–

Foreign currency transactions	909	367	648

Net realized and change in unrealized gain (loss)	(1,290,131)	80,019	13,930,925

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(373,884)	$135,975	$14,104,855

*Foreign withholding taxes	$76,615	$13,982	$26,240

See accompanying notes to financial statements	29	Annual Report September 30, 2020

Statements of Changes in Net Assets

	AllianzGI Best Styles Global Managed Volatility		AllianzGI Global Small-Cap Opportunities

	Year ended	Year ended	Year ended	Year ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$916,247	$1,196,116	$55,956	$66,187

Net realized gain (loss)	1,694,575	1,645,571	(69,984)	(64,571)

Net change in unrealized appreciation/depreciation	(2,984,706)	(376,626)	150,003	(384,287)

Net increase (decrease) in net assets resulting from investment operations	(373,884)	2,465,061	135,975	(382,671)

Distributions to Shareholders from:
Distributable earnings	(2,602,380)	(7,046,627)	(172,672)	(441,282)

Common Stock Transactions:
Net proceeds from the sale of common stock	9,781,524	5,548,753	3,142,783	2,867,171

Issued in reinvestment of distributions	2,602,380	7,046,627	172,672	441,282

Cost of shares redeemed	(34,307,656)	(8,896,535)	(8,390,289)	–

Net increase (decrease) from Portfolio share transactions	(21,923,752)	3,698,845	(5,074,834)	3,308,453

Total increase (decrease) in net assets	(24,900,016)	(882,721)	(5,111,531)	2,484,500

Net Assets:
Beginning of year	50,939,204	51,821,925	7,992,178	5,507,678

End of year	$26,039,188	$50,939,204	$2,880,647	$7,992,178

Shares Activity:
Issued	592,213	338,152	186,898	175,792

Issued in reinvestment of distributions	160,048	506,587	10,080	30,433

Redeemed	(2,206,348)	(582,274)	(513,160)	–

Net increase (decrease)	(1,454,087)	262,465	(316,182)	206,225

– May reflect actual amounts rounding to less than $1.

See accompanying notes to financial statements	30	Annual Report September 30, 2020

Statements of Changes in Net Assets

	AllianzGI International Growth
		Period from
	Year ended	May 15, 2019* through
	September 30, 2020	September 30, 2019

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$173,930	$4,291

Net realized gain	11,046,780	9,142

Net change in unrealized appreciation/depreciation	2,884,145	(307,634)

Net increase (decrease) in net assets resulting from investment operations	14,104,855	(294,201)

Distributions to Shareholders from:
Distributable earnings	(42,407)	–

Common Stock Transactions:
Net proceeds from the sale of common stock	12,700,707	47,320,433

Issued in reinvestment of distributions	42,407	–

Cost of shares redeemed	(70,009,197)	(272,875)

Net increase (decrease) from Portfolio share transactions	(57,266,083)	47,047,558

Total increase (decrease) in net assets	(43,203,635)	46,753,357

Net Assets:
Beginning of period	49,753,357	3,000,000

End of period	$6,549,722	$49,753,357

Shares Activity:
Issued	834,080	3,174,908

Issued in reinvestment of distributions	2,558	–

Redeemed	(3,894,615)	(18,277)

Net increase (decrease)	(3,057,977)	3,156,631

–	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

See accompanying notes to financial statements	31	Annual Report September 30, 2020

Financial Highlights

For a share of common stock outstanding throughout each period: ^

	AllianzGI Best Styles Global Managed Volatility
					Period from
					April 11, 2016*
	Year ended	Year ended	Year ended	Year ended	through
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$16.31	$18.11	$17.85	$15.81	$15.00

Investment Operations:
Net investment income(a)	0.33	0.39	0.42	0.40	0.22
Net realized and change in unrealized gain (loss)	(0.23)	0.25	1.09	1.99	0.59
Total from investment operations	0.10	0.64	1.51	2.39	0.81

Dividends and Distributions to Shareholders from:

Net investment income	(0.38)	(0.50)	(0.60)	(0.31)	—
Net realized gains	(0.43)	(1.94)	(0.65)	(0.04)	—
Total dividends and distributions to shareholders	(0.81)	(2.44)	(1.25)	(0.35)	—
Net asset value, end of period	$15.60	$16.31	$18.11	$17.85	$15.81
Total Return(b)	0.41%	5.84%	8.77%	15.41%	5.40%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$26,039	$50,939	$51,822	$59,116	$77,339
Ratio of expenses to average net assets with fee reimbursement	0.45%(c)	0.45%(c)	0.45%(c)	0.45%(c)	0.45%(d)(e)
Ratio of expenses to average net assets without fee reimbursement	1.03%(c)	0.70%(c)(f)	0.84%(c)	0.83%(c)	0.99%(d)(e)
Ratio of net investment income to average net assets	2.12%(c)	2.45%(c)	2.37%(c)	2.42%(c)	2.96%(d)(e)
Portfolio turnover rate	35%	45%	59%	31%(g)	1%
^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment in which the Portfolio invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Portfolio were not annualized.
(f)

Due to a change in accounting estimate resulting from a revised agreement with the Portfolio’s custodian and accounting agent, in order to lower costs and seek economies of scale for all Portfolios in the Trust, the custodian and accounting agent expense was reduced for the period. The effect of the Ratio of Expenses to Average Net Assets without Fee Waiver/Reimbursement was a decrease in the ratio of 0.19%.

(g)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

See accompanying notes to financial statements	32	Annual Report September 30, 2020

Financial Highlights

For a share of common stock outstanding throughout each period:^

	AllianzGI Global Small-Cap Opportunities					AllianzGI International Growth
							Period from
							May 15,
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	2019* through
	September 30,	September 30,	September 30,	September 30,	September 30,	September	September
	2020	2019	2018	2017	2016	30, 2020	30, 2019
Net asset value, beginning of period	$16.09	$18.95	$20.19	$15.72	$14.53	$14.82	$15.00

Investment Operations:
Net investment income(a)	0.11	0.21	0.22	0.19	0.15	0.09	—
Net realized and change in unrealized gain (loss)	0.01	(1.55)	1.40	4.49	1.13	7.04	(0.18)
Total from investment operations	0.12	(1.34)	1.62	4.68	1.28	7.13	(0.18)

Dividends and Distributions to Shareholders from:
Net investment income	(0.26)	(0.31)	(0.43)	(0.21)	(0.09)	(0.01)	—
Net realized gains	—	(1.21)	(2.43)	—	—	(0.01)	—
Total dividends and distributions to shareholders	(0.26)	(1.52)	(2.86)	(0.21)	(0.09)	(0.02)	—
Net asset value, end of period	$15.95	$16.09	$18.95	$20.19	$15.72	$21.93	$14.82
Total Return(b)	0.66%	(6.20)%	8.91%	30.06%	8.85%	48.13%	(1.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,881	$7,992	$5,508	$5,055	$5,287	$6,550	$49,753
Ratio of expenses to average net assets with fee reimbursement	1.21%	1.20%	1.20%	1.20%	1.20%	0.80%	0.80%(c)(d)
Ratio of expenses to average net assets without fee reimbursement	2.93%	3.44%(e)	3.70%	4.24%	5.48%	1.31%	1.83%(c)(d)
Ratio of net investment income to average net assets	0.73%	1.27%	1.16%	1.10%	1.04%	0.52%	0.03%(c)(d)
Portfolio turnover rate	121%	53%	98%	143%	177%	38%	22%(f)
^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of expense reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred were not annualized.
(e)

Due to a change in accounting estimate resulting from a revised agreement with the Portfolio’s custodian and accounting agent, in order to lower costs and seek economies of scale for all Portfolios in the Trust, the custodian and accounting agent expense was reduced for the period. The effect of the Ratio of Expenses to Average Net Assets without Fee Waiver/Reimbursement was a decrease in the ratio of 1.08%.

(f)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

See accompanying notes to financial statements	33	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AllianzGI Institutional Multi-Series Trust (the “Trust”) was organized on June 3, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940-Act”), as an open-end registered investment company. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. As of September 30, 2020, the Trust consisted of three separate investment series, (each a “Portfolio” and collectively the “Portfolios”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolios’ investment manager. AlllianzGI U.S. is an indirect wholly-owned subsidiary of PFP Holdings, Inc. and is a member of Munich-based Allianz Group. Shares of the Portfolios have not been registered for public sale and are currently offered and sold on a private placement basis in accordance with Rule 506(c) of Regulation D under the Securities Act of 1933, as amended. Currently, the Trust has authorized one class of shares.

The investment objective of AllianzGI Best Styles Global Managed Volatility, AllianzGI Global Small-Cap Opportunities and AllianzGI International Growth is to seek long-term capital appreciation. There can be no assurance that the Portfolios will meet their stated objective.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolio’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Portfolios’ organizational documents provide that its officers (“Officers”) and the Board of Trustees of the Trust (the “Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, both in some of their principal service contracts and in the normal course of its business, the Portfolios enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Portfolios maximum exposure under these arrangements is unknown as this could involve future claims against the Portfolios.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments. Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and under normal circumstances. Exchange-traded funds (“ETFs”) are valued at their current market trading price. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

34	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolios may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV of a Portfolio’s shares may change on days when an investor is not able to purchase or redeem or exchange shares.

The prices used by the Portfolios to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Portfolios may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of a Portfolio is calculated. With respect to certain foreign securities, the Portfolios may fair-value securities using modeling tools provided by third-party vendors, where appropriate. The Portfolios have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolios for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of a Portfolio may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio.

(b) Fair Value Measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolios to measure fair value during the year ended September 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

35	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolios’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolios’ valuation procedures are designed to value a security at the price the Portfolios may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolios would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at September 30, 2020 in valuing each Portfolio’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to the Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Best Styles Global Managed Volatility:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable		Value at
	Quoted Prices	Inputs	Inputs		9/30/20
Investments in Securities - Assets
Common Stock:
Australia	—	$116,386	—		$116,386
Belgium	—	112,972	—		112,972
Chile	—	63,540	—		63,540
China	$18,168	460,755	—		478,923
Czech Republic	—	98,048	—		98,048
Denmark	15,759	114,588	—		130,347
Finland	—	184,161	—		184,161
France	—	364,998	—		364,998
Germany	16,604	518,470	—		535,074
Hong Kong	—	297,438	—		297,438
Hungary	—	89,988	—		89,988
Israel	—	291,438	—		291,438
Italy	—	271,472	—		271,472
Japan	—	3,900,320	—		3,900,320
Korea (Republic of)	2,269	215,465	—		217,734
Malaysia	—	288,030	—		288,030
Morocco	—	46,757	—		46,757
Netherlands	33,571	194,839	—		228,410
New Zealand	—	79,744	—		79,744
Norway	—	115,434	—		115,434
Philippines	—	56,125	—		56,125
Poland	—	36,262	—		36,262
Portugal	—	37,186	—		37,186
Singapore	—	292,458	—		292,458
South Africa	—	9,522	—		9,522
Spain	—	114,747	—		114,747
Sweden	—	145,456	—		145,456
Switzerland	16,796	1,726,355	—		1,743,151
Taiwan	—	1,238,100	—		1,238,100
Thailand	—	—	$223,931		223,931
United Kingdom	100,881	268,933	—		369,814
All Other	13,579,371	—	—		13,579,371
Preferred Stock	52,575	—	—		52,575
Rights	—	—	—	†	—	†
Totals	$13,835,994	$11,749,987	$223,931		$25,809,912

36	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

AllianzGI Global Small-Cap Opportunities:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	9/30/20
Investments in Securities - Assets
Common Stock:
Australia	—	$77,831	—	$77,831
Belgium	—	15,622	—	15,622
China	—	72,364	—	72,364
Denmark	—	28,898	—	28,898
Germany	$7,816	11,282	—	19,098
Hong Kong	—	12,030	—	12,030
India	—	10,946	—	10,946
Italy	—	49,521	—	49,521
Japan	—	366,956	—	366,956
Korea (Republic of)	—	85,978	—	85,978
Netherlands	—	84,009	—	84,009
Portugal	—	8,619	—	8,619
Russian Federation	—	—	$19,890	19,890
Singapore	—	19,191	—	19,191
Sweden	—	63,696	—	63,696
Switzerland	—	15,228	—	15,228
Taiwan	40,122	80,060	—	120,182
Thailand	—	—	21,077	21,077
Turkey	11,078	9,822	—	20,900
United Kingdom	—	102,721	—	102,721
All Other	1,671,131	—	—	1,671,131
Preferred Stock	13,250	—	—	13,250
Totals	$1,743,397	$1,114,774	$40,967	$2,899,138

AllianzGI International Growth:

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	9/30/20
Investments in Securities - Assets
Common Stock:
Argentina	$263,043	—	—	$263,043
Brazil	340,823	—	—	340,823
Canada	384,990	—	—	384,990
China	762,949	$388,915	—	1,151,864
India	269,584	—	—	269,584
Israel	439,362	—	—	439,362
Singapore	296,065	—	—	296,065
All Other	—	3,000,399	—	3,000,399
Repurchase Agreements	—	352,000	—	352,000
Totals	$2,756,816	$3,741,314	—	$6,498,130

37	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2020, was as follows:

AllianzGI Best Styles Global Managed Volatility:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discount	Realized	Appreciation/	into	out of	Balance
	9/30/19	Purchases	Sales	(Premiums)	Gain (Loss)	Depreciation	Level 3*	Level 3**	9/30/20
Investments in Securities - Assets
Common Stock:
Philippines	$57	$—	$—	$—	$—	$19	$—	$(76)	$—
Taiwan	35,017	—	(18,070)	—	(16,890)	(57)	—	—	—
Thailand	571,570	—	(225,220)	—	(53,102)	(109,233)	39,916	—	223,931
Rights:
Singapore	569	—	— ††	—	—	(569)	—	—	—
Totals	$607,213	$—	$(243,290)	$—	$(69,992)	$(109,840)	$39,916	$(76)	$223,931

AllianzGI Global Small-Cap Opportunities:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discount	Realized	Appreciation/	into	out of	Balance
	9/30/19	Purchases	Sales	(Premiums)	Gain (Loss)	Depreciation	Level 3	Level 3	9/30/20
Investments in Securities - Assets
Common Stock:
Russian Federation	$44,314	$91,254	$(108,793)	$—	$(11,984)	$5,099	$—	$—	$19,890
Thailand	95,457	43,598	(69,072)	—	(31,566)	(17,340)	—	—	21,077
Totals	$139,771	$134,852	$(177,865)	$—	$(43,550)	$(12,241)	$—	$—	$40,967

The tables above do not include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated.

* Transferred out of Level 2 and into Level 3 as a result of securities trading outside of the U.S. whose values were adjusted by the application of a modeling tool.

** Transferred out of Level 3 and into Level 2 because an exchange traded price was available at September 30, 2020.

† Actual amount rounds to less than $1.

†† Issued or removed via corporate action.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Portfolios held at September 30, 2020 was:

AllianzGI Best Styles Global Managed Volatility	$(119,084)
AllianzGI Global Small-Cap Opportunities	(26,344)

(c) Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Portfolios, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

(d) Federal Income Taxes. The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolios may be subject to excise tax based on distributions to shareholders.

38	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolios’ tax positions for all open tax years. As of September 30, 2020, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Portfolios’ U.S. federal income tax returns since inception remain subject to examination by the Internal Revenue Service. The Portfolios’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders. The Portfolios declare dividends and distributions from net investment income and net realized capital gains, if any, annually. The Portfolios record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation. The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements. The Portfolios are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for the initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Portfolios enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Portfolios), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited. The gross values are included in the Portfolios’ Schedules of Investments. As of September 30, 2020, the value of the related collateral exceeded the value of the repurchase agreements for each Portfolio.

(h) Rights. The Portfolios may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are

39	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(i) Organizational and Offering Costs. Organizational costs are expensed at the inception of the Portfolio. Offering costs are amortized over a twelve-month period from the inception of the Portfolio.

2. PRINCIPAL RISKS

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

The Portfolios are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolios. Even when markets perform well, there is no assurance that the investments held by the Portfolios will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events will, may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on a Portfolio and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; mandatory stay-at-home and work-from-home orders in numerous countries, including the United States; significant disruptions to business operations, supply chains and customer activity, as well as mandatory business closures; lower consumer demand for goods and services; event cancellations and restrictions; cancellations, reductions and other changes in services; significant challenges in healthcare service preparation and delivery; public gathering limitations and prolonged quarantines; and general concern and uncertainty. These effects have exacerbated the significant risks inherent in market investments, and the COVID-19 pandemic has already meaningfully disrupted the global economy and markets, causing market losses across a range of asset classes, as well as both heightened market volatility and

40	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

increased illiquidity for trading. Although the long-term economic fallout of COVID-19 is difficult to predict, it has the potential to continue to have ongoing material adverse effects on the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Furthermore, the ability of the Investment Manager or its affiliates to operate effectively, including the ability of personnel to function, communicate and travel to the extent necessary to carry out each Portfolio’s investment strategies and objectives, may be materially impaired. All of the foregoing could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), providers, adversely affect the value and liquidity of each Portfolio’s investments, and negatively impact each Portfolio’s performance and your investment in the respective Portfolio.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios’ have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolios at times use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolios also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities. The Portfolios did not have any open forward foreign currency contracts as of September 30, 2020.

The following is a summary of the Portfolios’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Operations for the year ended September 30, 2020:

AllianzGI Best Styles Global Managed Volatility:
Foreign Exchange
Location	Contracts
Net realized loss on:
Forward foreign currency contracts	$(2,781)

41	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$1

AllianzGI Global Small-Cap Opportunities:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(2)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$1

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(4,834)

The average volume (based on open positions at each fiscal month-end) of derivative activity during the year ended September 30, 2020:

	Forward Foreign
	Currency Contracts (1)
	Purchased	Sold
AllianzGI Best Styles Global Managed Volatility	—	$234
AllianzGI Global Small-Cap Opportunities	—	45
AllianzGI International Growth	$1,226	18,645

(1) U.S. $ value on origination date

4. INVESTMENT MANAGER/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee. Each Portfolio has an Investment Management Agreement (for the purpose of this section, the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager was responsible for managing, either directly or through others selected by it, each Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of each Portfolio’s average daily net assets (the “Investment Management Fee”).

The Investment Management fee was charged at an annual rate as indicated in the following table:

Management Fee
AllianzGI Best Styles Global Managed Volatility	0.40%
AllianzGI Global Small-Cap Opportunities	0.90
AllianzGI International Growth	0.70

Distribution Fees. Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Portfolios’ shares pursuant to a Distribution Contract. The Distributor, for each of the Portfolios, currently receives no compensation in connection with the services it provides under the Distribution Contract.

Deferred Compensation. The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or Allianz Funds Multi-Strategy Trust selected by the Trustees from

42	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds and Allianz Funds Multi-Strategy Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

5. EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

Expense Limitation
AllianzGI Best Styles Global Managed Volatility (1)	0.45%
AllianzGI Global Small-Cap Opportunities (2)	1.20
AllianzGI International Growth (3)	0.80

(1) The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Portfolio through January 31, 2021, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.45%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust (based on approval by the Board) upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties. (2) The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2021, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.20%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust (based on approval by the Board) upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties. (3) The Investment Manager has contractually agreed to irrevocably waive its management fee or reimburse the Portfolio through January 31, 2021, to the extent that Total Annual Portfolio Operating Expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 0.80%. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust (based on approval by the Board) upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

During the year ended September 30, 2020, the Investment Manager did not recoup any expenses from the Portfolios. The following represents the amounts that still can be recouped by the Investment Manager:

	Unrecouped Expenses Waived/Reimbursed through
		Fiscal Period or Year ended
	9/30/2018	9/30/2019	9/30/2020	Totals
AllianzGI Best Styles Global Managed Volatility	$241,955	$122,823	$250,905	$615,683
AllianGI Global Small-Cap Opportunities	132,581	116,337	132,105	381,023
AllianzGI International Growth	—	180,491	167,669	348,160

43	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

6. INVESTMENTS IN SECURITIES

For the year ended September 30, 2020, purchases and sales of investments, other than short-term were:

	Purchases	Sales
AllianzGI Best Styles Global Managed Volatility	$14,969,285	$37,996,899
AllianzGI Global Small-Cap Opportunities	8,973,754	14,137,759
AllianzGI International Growth	7,782,669	64,861,797

7. INCOME TAX INFORMATION

The tax character of dividends and distributions paid was:

	Period ended September 30, 2020			Period ended September 30, 2019

	Ordinary Income(1)	20% Long- Term Capital Gain	25% Long- Term Capital Gain	Ordinary Income (1)	15% Long-Term Capital Gain

AllianzGI Best Styles Global Managed Volatility	$1,221,526	$1,380,147	$707	$2,330,943	$4,715,684
AllianzGI Global Small-Cap Opportunities	172,672	-	-	164,409	276,873
AllianzGI International Growth	42,407	-	-	-	-

(1) Includes short-term capital gains, if any.

At September 30, 2020, the components of distributable earnings were:

		Long- Term	Capital Loss	Late Year	Post-October Capital Loss (Gain) (4)

	Ordinary	Capital	Carryforwards	Ordinary
	Income	Gains	(2)	Loss (3)	Short-Term	Long-Term

AllianzGI Best Styles Global Managed Volatility	$951,904	$1,437,398	-	$72,527	$205,801	-
AllianzGI Global Small-Cap Opportunities	54,073	-	$9,675	42,338	243,596	$(112,907)
AllianzGI International Growth	3,718,530	-	-	54,523	-	-

(2) Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3) Certain ordinary losses realized during the period November 1, 2019 through September 30, 2020, and/or other ordinary losses realized during the period January 1, 2020 through September 30, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

(4) Capital losses realized during the period November 1, 2019 through September 30, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

At September 30, 2020, capital loss carryforward amounts were:

	No Expiration

	Short-Term	Long-Term

AllianzGI Global Small-Cap Opportunities	$9,633	$42

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

44	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

For the year ended September 30, 2020, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Net unrealized appreciation (depreciation)

AllianzGI Best Styles Global Managed Volatility (a)(b)(c)(d)	$143,554	$(202,528)	-	$58,974

AllianzGI Global Small-Cap Opportunities (a)(b)(c)(d)(e)(f)(h)	64,171	43,436	$(108,343)	736

AllianzGI International Growth (b)(c)(g)	(38,521)	(7,636,859)	7,675,380	-

These permanent “book-tax” differences were primarily attributable to:

(a) Reclassifications related to investments in Real Estate Investment Trusts (REITs)

(b) Reclassification of gains and losses from foreign currency transactions

(c) Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes

(d) Reclassification from sales of securities with return of capital

(e) Non-deductible excise tax

(f) Reclassification of income from investments in partnerships

(g) Redemptions treated as distributions

(h) Capital Loss Carryforward disallowed

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At September 30, 2020, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(5)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
AllianzGI Best Styles Global Managed Volatility	$22,497,594	$4,876,460	$1,564,142	$3,312,318
AllianzGI Global Small-Cap Opportunities	2,344,488	634,136	79,486	554,650
AllianzGI International Growth	4,070,080	2,428,050	-	2,428,050

(5) Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, differing treatment of premium amortization, PFIC mark-to-market, basis adjustments from investments in partnerships, and 1256 futures contracts mark-to-market.

8. SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Portfolio may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Portfolio.

At September 30, 2020, the significant account-holders, owners of 5% or greater of each respective Portfolio’s outstanding shares, were as follows:

		Affiliated*
	Number of Account Holders	Approximate Ownership	AFI
AllianzGI Best Styles Global Managed Volatility	1	100%		—
AllianzGI Global Small-Cap Opportunities	—	—		100%
AllianzGI International Growth	1	64%		36%

* This represents the aggregate percentage of affiliated entities that own 5% or more of the Portfolio’s outstanding shares. These affiliated entities include portfolios of the Trust and Allianz Multi-Series Collective Investment Trust.

45	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

9. BORROWINGS

The Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Multi-Strategy Trust and Allianz Funds, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. For the period from October 24, 2019 through October 1, 2020, pursuant to the terms of the State Street Agreement then in effect, each AllianzGI Borrower Fund paid interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment for outstanding past due payments. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 2, 2020 with an expiration date of October 1, 2021 (the “Amendment”). In addition, effective October 2, 2020, each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to the sum of (a) 0.10% plus (b) the “applicable margin” of 1.25% plus (c) the higher of the then-current federal funds overnight rate or an overnight bank lending rate. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.    The Portfolios did not utilize the line of credit during the year ended September 30, 2020. Prior to October 2, 2020, in connection with their use of leverage as well as their investment activities, the Portfolios may have had exposure to the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes. During the period or year ended September 30, 2020, the Portfolios did not participate as a borrower or lender in the Interfund Program.

10. PORTFOLIO EVENTS

Portfolio Liquidations

On February 27, 2020, AllianzGI Advanced Core Bond Portfolio liquidated as a series of the Trust.

11. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

During the period, the Board approved a plan of liquidation, termination and dissolution (the “Plan”) to liquidate and terminate the Portfolios and, thereafter, terminate the Trust. Pursuant to the Plan, it is anticipated that the Portfolios will cease operations, except for the purposes of winding up its affairs and taking other actions related to liquidation and dissolution, on November 18, 2020 for AllianzGI Global Small-Cap Opportunities Portfolio, on November 20, 2020 for AllianzGI Best Style Global Managed Volatility Portfolio and on or about December 14, 2020 for AllianzGI International Growth Portfolio, or such other date as may be determined by the President of the Trust (each, a “Termination Date”).

46	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Notes to Financial Statements

September 30, 2020 (continued)

On November 12, 2020, the following Portfolios declared per-share net investment income dividends and capital gains distributions to shareholders, payable November 12, 2020 to shareholders of record on November 11, 2020.

	Dividend Rate	Short- Term Capital Gains	Long- Term Capital Gains
AllianzGI Global Small-Cap Opportunities Portfolio	$0.29938	$0.50217	$1.75476
AllianzGI Best Styles Global Managed Volatility Portfolio	$0.57015	$0.01241	$0.97220

There were no other subsequent events identified that require recognition or disclosure.

47	Annual Report September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AllianzGI Institutional Multi-Series Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting AllianzGI Institutional Multi-Series Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

AllianzGI Best Styles Global Managed Volatility Portfolio (1)
AllianzGI Global Small-Cap Opportunities Portfolio (1)
AllianzGI International Growth Portfolio (2)

(1)	Statement of operations for the year ended September 30, 2020 and statements of changes in net assets for each of the two years in the period ended September 30, 2020

(2)

Statement of operations for the year ended September 30, 2020 and statements of changes in net assets for the year ended September 30, 2020 and for the period May 15, 2019 (commencement of operations) through September 30, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 25, 2020

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

48	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Federal Tax Information (unaudited)

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Portfolio.

During the year ended September 30, 2020, the following Portfolios distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	20% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Best Styles Global Managed Volatility	$1,380,147	$707

AllianzGI International Growth	7,305,015	-

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following approximate percentages of ordinary dividends paid during the fiscal year ended September 30, 2020, are designated as “qualified dividend income” (or the maximum amount allowable):

AllianzGI Best Styles Global Managed Volatility	77%

AllianzGI Global Small-Cap Opportunities	65%

AllianzGI International Growth	66%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The following approximate percentages of the Portfolios’ ordinary income dividends paid during the fiscal year ended September 30, 2020, that qualify for the corporate dividend received deduction is set forth below (or the maximum amount allowable):

AllianzGI Best Styles Global Managed Volatility	44%

AllianzGI Global Small-Cap Opportunities	18%

AllianzGI International Growth	0%

The following Portfolios have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on September 30, 2020 are as follows (or the maximum amount allowable):

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI International Growth	$465,809	1.559698	$26,240	$0.087861

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2020. In January 2021, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2020. The amount that will be reported will be the amount to use on the shareholder’s 2020 federal income tax return and may differ from the amount which must be reported in connection with the Portfolios’ tax year ended September 30, 2020. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios.

49	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management

Agreements (unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or “Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Investment Management Agreement (the “Agreement”) on behalf of AllianzGI Best Styles Global Managed Volatility Portfolio (“Best Styles Global Managed Volatility Portfolio”), AllianzGI Global Small-Cap Opportunities Portfolio (“Global Small-Cap Opportunities Portfolio”) and AllianzGI International Growth Portfolio (“International Growth Portfolio”) (each a “Portfolio” together the “Portfolios”) with Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”). Throughout the process, the Independent Trustees received separate legal advice from independent legal counsel that is experienced in 1940 Act matters and that is independent of the Investment Manager (“Independent Counsel”), and with whom they met separately from the Investment Manager during the contract review meetings.

At their meeting held on June 25, 2020, the Board, including the Independent Trustees, unanimously approved the continuation of the Agreement through June 30, 2021 with respect to the Portfolios.1

The contract review process consisted of multiple meetings and discussions that included meetings of the Contracts Committee and meetings of the Independent Trustees and Independent Trustee Counsel leading up to the full Board’s consideration of the Agreement. Representatives from fund management participated in portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Portfolio using its respective Broadridge peer groups for performance and expense comparisons.

In connection with their deliberations regarding the approval of the Agreement, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by the Investment Manager under the Agreement.

In evaluating the Agreement with respect to each Portfolio, the Board, including the Independent Trustees, reviewed extensive materials provided by the Investment Manager in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of the Investment Manager regarding its personnel, operations, and financial condition as they relate to the Portfolios. The Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Portfolio, including the use of derivatives if used as part of the Portfolio’s principal investment strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by the Investment Manager and its affiliates. To assist with their review, the Independent Trustees reviewed a summary for each Portfolio prepared by the Investment Manager that included, among other information, performance comparisons between the Portfolios and their Broadridge Performance Universe (as defined below), investment objective, total net assets, annual fund operating expenses, portfolio managers, total expense ratio and management fee comparisons between each Portfolio and its Broadridge Expense Group (as defined below), and trends in the Investment Manager’s profitability from its advisory relationship with each Portfolio. They also considered summaries assigning a quadrant placement to each Portfolio based on an average of certain measures of performance (including in relation to risk) and fees/expenses versus peer group medians. The Independent Trustees also considered the risk profiles of the Portfolios.

The Independent Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Individual Independent Trustees may have evaluated the information presented differently from one another, attributing different weights to various

1 The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) that permits mutual fund boards of directors to remotely approve advisory contracts rather than in-person in response to the impact of COVID-19 on investment advisers and funds. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of COVID-19, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

50	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management

Agreements (unaudited) (continued)

factors. The Independent Trustees recognized that the fee arrangements for the Portfolios are the result of review and discussion in the prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

Performance Information

With respect to investment performance, the Independent Trustees considered information regarding each Portfolio’s short-, intermediate- and long-term performance, as applicable, net of the Portfolio’s fees and expenses, both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing. The Independent Trustees also considered information provided by Broadridge for each Portfolio relative to the investment performance of a group of funds with investment classifications and/or objectives comparable to the Portfolio as identified by Broadridge (the “Broadridge Performance Universe”). The Independent Trustees recognized that the performance information, including the Broadridge performance information, was as of March 31, 2020, and, as such, included the period of extreme market volatility resulting from COVID-19. The Independent Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

For Portfolios that underperformed, the Board considered the magnitude and duration of that underperformance relative to the Broadridge Performance Universe and/or the benchmark (e.g., the amount by which a Portfolio underperformed, including, for example, whether the Portfolio slightly underperformed or significantly underperformed). To the extent that the Independent Trustees identified a Portfolio as having underperformed its benchmark indices and/or Broadridge Performance Universes to an extent, or over a period of time, that the Independent Trustees felt warranted additional inquiry, the Independent Trustees discussed with the Investment Manager the Portfolio’s performance, potential reasons for the underperformance, and, if necessary, steps that the Investment Manager had taken, or intended to take, to improve performance. The Independent Trustees also met with the portfolio managers of certain Portfolios during the 12 months prior to voting on the contract renewal and had the opportunity to discuss the Portfolios’ performance with the portfolio managers. The Independent Trustees considered the Investment Manager’s responsiveness with respect to the Portfolios that experienced lagging performance. The Independent Trustees noted that performance is only one of the factors that they deem relevant to their consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding a Portfolio’s relative performance.

Nature, Extent, and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by the Investment Manager for the Portfolios, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers. They also considered information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Portfolios. They considered certain changes to the executive leadership and the organization of the governance structure, as well as the availability of research and other capabilities within the global organization. The Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Portfolios. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager, as well as the Investment Manager’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Manager and its affiliates, as applicable, responsible for portfolio management of the Portfolios; the ability of the Investment Manager to attract and retain capable personnel; the philosophy of employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager. The Independent Trustees also considered actions taken by the Investment Manager to manage the impact on the Portfolios and their portfolio holdings of the market volatility resulting from COVID-19.

In addition, the Independent Trustees noted the extensive range of services that the Investment Manager provides to the Portfolios beyond the investment management services. In this regard, the Independent Trustees reviewed the extent and quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment

51	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management

Agreements (unaudited) (continued)

policies of the Portfolios; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Agreements; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Portfolios; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager to provide high quality services to the Portfolios in the future under the Agreements, including, but not limited to, the organization’s financial condition and operational stability. The Independent Trustees also considered that the Investment Manager assumes significant ongoing risks with respect to all Portfolios, including entrepreneurial and business risks the Investment Manager has undertaken in serving as Investment Manager and sponsor of the Portfolios, for which it is entitled to reasonable compensation. Specifically, its responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios. The Independent Trustees also noted the Investment Manager’s activities under its contractual obligation to oversee the Portfolios’ various outside service providers, including its ongoing evaluation of the quality of the services provided, negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered the Investment Manager’s ongoing development of its own infrastructure and information technology to support the Portfolios through, among other things, cybersecurity, business continuity planning, and risk management. The Independent Trustees also noted the Investment Manager’s effective operation and implementation of its business continuity plan in response to COVID-19 and its oversight of the service providers’ business continuity plans during this period.

The Independent Trustees considered that the Investment Manager provides the Portfolios with office space, administrative services and personnel to serve as Portfolio officers, and that the Investment Manager and its affiliates pay all of the compensation of the Portfolios’ interested Trustees and officers (in their capacities as employees of the Investment Manager or such affiliates). Based on the foregoing, the Trustees concluded that the Investment Manager’s investment processes, research capabilities and philosophy were well-suited to each Portfolio given its investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that the Investment Manager would otherwise be able to provide services to the Portfolios of sufficient extent and quality.

Fee and Expense Information and Comparisons

In assessing the reasonableness of the Portfolios’ fees and expenses under the Agreement, the Independent Trustees considered, among other information, each Portfolio’s management fee, each Portfolio’s total expense ratio and information regarding the management fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”). Where a Portfolio’s management fee or total expense ratio was higher than the Broadridge Expense Group median, the Independent Trustees considered whether specific portfolio management, administration, or oversight needs contributed to the Portfolio’s contractual management fees or total expense ratio. The Independent Trustees also noted any expense limitations and/or waivers applicable to the Portfolios. The Independent Trustees also considered, among other items: (i) current asset levels of each Portfolio as compared to prior years, and (ii) certain of the Portfolios’ “active share,” i.e., the percentage of stock holdings in a Portfolio that differ from its benchmark index and discussed with the Investment Manager the reasons some Portfolios may have lower active share than others.

To the extent applicable, the Independent Trustees considered information regarding the investment performance and fees for other funds and/or separately managed accounts, including institutional accounts, managed by the Investment Manager or its affiliates with similar investment objective(s) and policies to those of the Portfolios, if any (“similar accounts”). Specifically, the Independent Trustees reviewed information showing the contractual advisory fees charged by the Investment Manager to the similar accounts. In comparing these fees, the Independent Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided or to be provided to the Portfolios in comparison to institutional or separate accounts; the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolios; the greater entrepreneurial, enterprise and reputational risk in managing mutual funds; and the impact on the Investment Manager and expenses associated with the more extensive regulatory and compliance requirements to which the Portfolios are subject in comparison to institutional or separate accounts.

52	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management

Agreements (unaudited) (continued)

Economies of Scale and “Fall-Out” Benefits

The Independent Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Portfolios. The Independent Trustees took into account that, as open-end investment companies, the Portfolios intend to raise additional assets, so as the assets of the Portfolios grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the fee waiver and expense limitation arrangements observed by the Investment Manager for applicable Portfolios. Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Manager, as a result of its advisory arrangements with the Portfolios, including research, statistical and quotation services from broker-dealers executing the Portfolios’ portfolio transactions on an agency basis, and enhanced visibility for marketing and distribution of other products managed by the Investment Manager. The Independent Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken and will undertake as investment manager and sponsor of the Portfolios as well as the reputational value derived from serving as investment manager to the Portfolios.

Profitability

The Independent Trustees considered the overall estimated profitability to the Investment Manager on a Portfolio-by-Portfolio basis for the twelve months ended December 31, 2019. They also reviewed the Investment Manager’s aggregate profitability with respect to the fund complex and the Investment Manager’s overall profitability with respect to all products globally. As part of its considerations, the Board considered the cost allocation methodology that the Investment Manager used in developing its estimated profitability figures. In this connection, the Independent Trustees considered that for certain Portfolios profitability had increased as a result of expense reduction efforts, although the Portfolios’ assets had declined over the last year. The Independent Trustees recognized that it is difficult to make comparisons of profitability from mutual Portfolios’ advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Independent Trustees concluded that the Investment Manager’s estimated pre-tax profitability for advisory services was not excessive or unreasonable, although it was sizeable for certain of the Portfolios, and that estimated pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, was sizeable for certain of the Portfolios, but generally not unreasonable under the circumstances. The Independent Trustees recognized that the Investment Manager and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Portfolios and, based on their review, determined that the estimated profitability to the Investment Manager with respect to its relationship with each of the Portfolios did not, in any case, appear to be excessive.

Portfolio-by-Portfolio Analysis

With regard to the investment performance of each Portfolio and the fees charged to each Portfolio, the Independent Trustees considered the following information. The comparative performance, fee, and expense information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees.

With respect to all Portfolios, the Independent Trustees reviewed, among other information, comparative information showing performance for each Portfolio against its respective Broadridge Performance Universe for the one-year and three-year periods (to the extent each such Portfolio had been in existence), each ended March 31, 2020. The inception dates for AllianzGI Global Small-Cap Opportunities Portfolio, AllianzGI Best Styles Global Managed Volatility Portfolio and AllianzGI International Growth Portfolio were July 23, 2014, April 11, 2016 and May 15, 2019, respectively, so performance data for longer time periods was not available. The Portfolio’s performance relative to the median for each Portfolio’s Broadridge Performance Universe is described below, and for those Portfolios with performance that ranked below median for their respective Broadridge Performance Universes, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance. With respect to performance quintile rankings for a Portfolio compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Independent Trustees reviewed, among other information, information provided by Broadridge comparing each Portfolio’s net advisory fee and ratio of total expenses to net assets (“Total Expense Ratio”) to each Portfolio’s respective Broadridge

53	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Matters Relating to the Trustees’ Consideration of the Investment Management

Agreements (unaudited) (continued)

Expense Group for the most recently reported fiscal year. The Independent Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Portfolio’s last fiscal year.

Best Styles Global Managed Volatility Portfolio: As compared to its Broadridge Performance Universe, the Portfolio’s performance was above median for the one- and three-year periods. The Portfolio’s inception date was April 11, 2016, and accordingly does not have all performance periods reflected. As compared to its Broadridge Expense Group, both the Portfolio’s advisory fees and total expense ratios were each below the median (on a net basis).

Global Small-Cap Opportunities Portfolio: As compared to its Broadridge Performance Universe, the Portfolio’s performance was below median for the one-, three- and five-year periods (in the fifth quintile for the one-year period and in the fourth quintile for the three- and five-year periods). The Portfolio’s inception date was July 23, 2014, and accordingly does not have all performance periods reflected. As compared to its Broadridge Expense Group, both the Portfolio’s advisory fees and total expense ratios were each below the median (on a net basis).

International Growth Portfolio: As compared to its Broadridge Performance Universe, the Portfolio’s performance was above median since inception. The Portfolio’s inception date was May 15, 2019, and accordingly does not have all performance periods reflected. As compared to its Broadridge Expense Group, both the Portfolio’s advisory fees and total expense ratios were each below the median (on a net basis).

The Independent Trustees also considered, with respect to each Portfolio, the management fees charged by the Investment Manager to other funds and accounts, if any, with similar investment strategies to each Portfolio.

Conclusion

After reviewing these and other factors described herein, the Independent Trustees concluded, with respect to each Portfolio, within the context of their overall conclusions regarding the Agreement and in their business judgement, that they were satisfied with the Investment Manager’s responses and on-going efforts relating to the investment performance of the Portfolios. The Independent Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreements with respect to the Portfolios were in the interests of the applicable Portfolios and their shareholders, and determined to recommend that the continuance of the Agreements be approved by the full Board.

54	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Changes to the Board of Trustees/Liquidity Risk Management Program (unaudited)

Changes to the Board of Trustees:

Effective December 31, 2019, Bradford K. Gallagher retired as an Independent Trustee of the Trust.

Liquidity Risk Management Program:

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Portfolios have adopted a liquidity risk management program (the “Program”) on April 23, 2019. The Board appointed the Investment Manager, acting principally through its US Risk Committee, to administer the Program (the “Program Administrator”). The Program governs the Portfolios’ approach to managing liquidity risk, and its principal objectives include assessing, managing and periodically reviewing each Portfolio’s liquidity risk, based on factors specific to the circumstances of the Portfolio. Liquidity risk is defined as the risk that a Portfolio could not meet redemption requests without significant dilution of remaining investors’ interests in the Portfolio.

During the period, the Board reviewed a report prepared by the Program Administrator regarding the operation and effectiveness of the Program for the period from June 1, 2019 through April 30, 2020 (the “Program Period”), the key conclusions of which are summarize as follows. During the Program Period, there were no liquidity events that materially affected the performance of any Portfolio or its ability to timely meet redemptions without dilution to remaining investors. The Portfolios maintained a high level of liquidity during the Program Period and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” which are defined to include securities a Portfolio expects to be convertible into cash in current market conditions in three business days without significantly changing their market value. The Portfolios that had previously established “Highly Liquid Investment Minimum” (HLIM) thresholds, as defined under the Liquidity Rule, operated significantly above their respective HLIM thresholds during the reporting period. The Program Administrator determined that, during the Program reporting period, the Program operated adequately and effectively to manage each Portfolio’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Portfolio’s prospectus for more information regarding exposure to liquidity and other risks.

55	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

56	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited) (continued)

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

• Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

• Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

• Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

• LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

• Facebook: https://de-de.facebook.com/about/privacy

• Twitter: https://twitter.com/privacy

• LinkedIn: https://www.linkedin.com/legal/privacy-policy

57	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust

Privacy Policy (unaudited) (continued)

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

58	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust – Board of Trustees (unaudited)

Name, Year of Birth, Position(s) Held with Trust, Length of
Service, Other Trusteeships/Directorships Held by Trustee;
Number of Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019
Alan Rappaport Year of Birth: 1953 Trustee since: 2014 Trustee/Director of 72* funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).

Sarah E. Cogan Year of Birth: 1956 Trustee since: 2019 Trustee/Director of 72* funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Retired partner of Simpson Thacher & Bartlett LLP (law firm) (“STB”); Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).

Deborah A. DeCotis Year of Birth: 1952 Trustee since: 2014 Trustee/Director of 72* funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2009); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014).

Thomas J. Fuccillo † Year of Birth: 1968 Trustee since: 2019 Trustee/Director of 43* funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 43 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

F. Ford Drummond Year of Birth: 1962 Trustee since: 2014 Trustee/Director of 43 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex Director, BancFirst Corporation.

Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration). and Chairman, Oklahoma Water Resources Board.

James A. Jacobson Year of Birth: 1945 Trustee since: 2014 Trustee/Director of 72* funds in Fund Complex Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016)	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).
Hans W. Kertess Year of Birth: 1939 Trustee since: 2014 Trustee/Director of 72* funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).
James S. MacLeod Year of Birth: 1947 Trustee since: 2014 Trustee/Director of 43 funds in Fund Complex Non-Executive Chairman & Director, Sykes Enterprises, Inc.

Non-Executive Chairman, CoastalSouth Bancshares, Inc. (since 2018); Director, Coastal States Bank; Director, Coastal States Mortgage, Inc.; Vice Chairman, MUSC Foundation; Chairman of the Board of Trustees, University of Tampa. Formerly, Chief Executive Officer of CoastalSouth Bancshares (2010-2018); President and Chief Operating Officer, Coastal States Bank (2007-2018); Managing Director and President, Homeowners Mortgage, a subsidiary of Coastal States Bank (2007-2018), Executive Vice President, Mortgage Guaranty Insurance Corporation (1984-2004).

William B. Ogden, IV Year of Birth: 1945 Trustee since: 2014 Trustee/Director of 72* funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

59	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust – Board of Trustees (unaudited) (continued)

Davey S. Scoon	Formerly Adjunct Professor, University of Wisconsin-Madison (2011-2019).
Year of Birth: 1946
Trustee since: 2014
Trustee/Director of 43 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex
Director, Albireo Pharma, Inc. (since 2016); and Director,
AMG Pharmaceuticals, Inc. (since 2006). Formerly,
Director, Biodel Inc. (2013-2016); Director, Orthofix
International N.V. (2011-2015).
Erick R. Holt†	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer of Allianz Asset Management GmbH (2006-2018).
Year of Birth: 1952
Trustee since: 2017
Trustee/Director of 43 funds in Fund Complex
Trustee/Director of no funds outside the Fund
Complex

The Portfolios’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

* Inclusive of 29 funds managed by Pacific Investment Management Company, LLC (“PIMCO”).

† Each of Mr. Holt and Mr. Fuccillo is an “Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Investment Manager and its affiliates.

60	Annual Report September 30, 2020

AllianzGI Institutional Multi-Series Trust - Officers (unaudited)

Name, Year of Birth, Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer

Managing Director, and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 43 funds in the Fund Complex and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016); and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten 1971 Treasurer, Principal Financial and Accounting Officer

Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 43 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine 1964 Chief Legal Officer and Secretary

Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer and Secretary of 43 funds in the Fund Complex and Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2007-2018).

Thomas L. Harter, CFA 1975 Chief Compliance Officer

Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC and Chief Compliance Officer of 43 funds in the Fund Complex and of the Korea Fund, Inc.

Richard J. Cochran 1961 Assistant Treasurer	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 43 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer

Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. and Assistant Treasurer of 43 Funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund. Inc (2016- 2018).

Craig A. Ruckman 1977 Assistant Secretary

Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC; and Assistant Secretary of 43 funds in the Fund Complex. Formerly, Associate of K& L Gates LLP (2012-2016).

*	The officers of the Trust are elected annually by the Board of Trustees.

61	Annual Report September 30, 2020

Trustees	Investment Manager
Alan Rappaport	Allianz Global Investors U.S. LLC
Chairman of the Board of Trustees	1633 Broadway
Sarah E. Cogan	New York, NY 10019
Deborah A. Decotis
F. Ford Drummond	Distributor
Thomas J. Fuccillo	Allianz Global Investors Distributors LLC
Erick R. Holt	1633 Broadway
James A. Jacobson	New York, NY 10019
Hans W. Kertess
James S. MacLeod	Custodian & Accounting Agent
William B. Ogden, IV	State Street Bank and Trust Co.
Davey S. Scoon	801 Pennsylvania Avenue
Kansas City, MO 64105
Officers
Thomas J. Fuccillo
President and Chief Executive Officer	Transfer Agent
Scott Whisten	State Street Bank and Trust Company, which has delegated its
Treasurer, Principal Financial and Accounting Officer	obligations as transfer agent to:
Angela Borreggine	DST Asset Management Solutions, Inc.
Chief Legal Officer and Secretary	P.O. Box 219723
Thomas L. Harter	Kansas City, MO 64121-9723
Chief Compliance Officer, CFA
Richard J. Cochran	Independent Registered Public Accounting Firm
Assistant Treasurer	PricewaterhouseCoopers LLP
Orhan Dzemaili	300 Madison Avenue
Assistant Treasurer	New York, NY 10017
Craig A. Ruckman
Assistant Secretary	Legal Counsel
Ropes & Gray LLC
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Portfolio or any securities mentioned in this report.

ITEM 2.	CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, both of whom serve on the Trust’s Audit Oversight Committee, qualify as “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $100,441 in 2019 and $79,778 in 2020.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2019 and $0 in 2020.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $39,327 in 2019 and $43,000 in 2020. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)1.

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Institutional Multi-Series Trust

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

The Committee need not evaluate all four factors each time it pre-approves a service; it may rely on previous evaluations to the extent it considers appropriate.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit-related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations Trust

merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Federal, state and local income tax compliance; and, sales and use tax compliance, including required filings and amendments

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2) At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3) Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable.

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2019 Reporting Period was $1,119,039 and the 2020 Reporting Period was $1,261,815.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99_ CERT. – Certification pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 (a)(3) Not applicable

(a)(4) Not applicable

(b) Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Institutional Multi-Series Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: December 7, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial &
Accounting Officer

Date: December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: December 7, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial &
Accounting Officer

Date: December 7, 2020